Exhibit 99.1

THIRD QUARTER 2013

FINANCIAL SUPPLEMENT

If you need further information, please contact:

Aarti Bowman, Investor Relations

901-523-4017

aagoorha@firsthorizon.com

FHN TABLE OF CONTENTS

Other Information

This financial supplement contains forward-looking statements involving significant risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking information. Those factors include general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve, competition, customer and investor responses to these conditions, ability to execute business plans, geopolitical developments, recent and future legislative and regulatory developments, natural disasters, and items mentioned in this financial supplement and in First Horizon National Corporation’s (“FHN”) most recent press release, as well as critical accounting estimates and other factors described in FHN’s recent filings with the SEC. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

Use of Non-GAAP Measures

Certain ratios are included in this financial supplement that are non-GAAP, meaning they are not presented in accordance with generally accepted accounting principles (“GAAP”) in the U.S. FHN’s management believes such ratios are relevant to understanding the capital position and results of the Company. The non-GAAP ratios presented in this financial supplement are tangible common equity to tangible assets, tangible book value per common share, tier 1 common to risk weighted assets, adjusted tangible common equity to risk weighted assets, and net interest margin using net interest income adjusted for fully taxable equivalent (“FTE”). These ratios are reported to FHN’s management and Board of Directors through various internal reports. Additionally, disclosure of non-GAAP capital ratios provides a meaningful base for comparability to other financial institutions as demonstrated by their use by the various banking regulators in reviewing the capital adequacy of financial institutions. Non-GAAP measures are not formally defined by GAAP or codified in currently effective federal banking regulations, and other entities may use calculation methods that differ from those used by FHN. Tier 1 capital is a regulatory term and is generally defined as the sum of core capital (including common equity and instruments that can not be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations. Also a regulatory term, risk weighted assets includes total assets adjusted for credit risk and is used to determine regulatory capital ratios. Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items on page 27 of this financial supplement.

FIRST HORIZON NATIONAL CORPORATION SEGMENT STRUCTURE

FHN PERFORMANCE HIGHLIGHTS

(Third Quarter 2013 vs. Second Quarter 2013)

Consolidated

•	Net loss available to common shareholders was $107.5 million, or $.45 loss per diluted share in third quarter, compared to net income of $40.8 million, or $.17 per diluted share in prior quarter

•	Reached an agreement in principle (“AIP”) with Fannie Mae resolving certain legacy representation and warranty repurchase obligations associated with loans originated from 2000 to 2008 excluding certain loans FHN no longer services; terms are subject to Fannie Mae’s governance and regulatory approvals

•	Signed a definitive agreement to sell substantially all remaining legacy mortgage servicing; transfers of servicing expected to occur over the next few quarters

•	Net interest income (“NII”) decreased slightly in third quarter to $158.8 million from $160.0 million; Net interest margin (“NIM”) increased slightly to 2.97 percent from 2.96 percent in the prior quarter

•	The decrease in NII is primarily attributable to a decline in loans to mortgage companies and run-off of the non-strategic loan portfolios coupled with the impact of placing junior liens behind first liens with performance issues on nonaccrual, partially offset by accretion of the loan valuation discount related to the second quarter purchase of Mountain National Bank (“MNB”) and the impact of day variance from prior quarter

•	The slight increase in NIM is driven by a decline in trading assets and the loan valuation discount accretion related to the MNB purchase, which more than offset the negative impact of placing certain junior liens on nonaccrual, continued run-off of the non-strategic portfolio, and an increase in average excess cash held at the Fed

•	Noninterest income (including securities gains) was $150.5 million in third quarter compared to $142.6 million in second quarter

•	The increase was largely driven by an increase in fee income in third quarter within the non-strategic, corporate, and regional banking segments which more than offset a decline in income within the capital markets segment

•	Noninterest expense was $433.6 million in third quarter compared to $227.4 million in second quarter

•	Increase driven by an increase to the mortgage repurchase provision within the non strategic segment associated with new information received from Fannie

•	Average loans were $15.7 billion in third quarter compared to $15.9 billion in second quarter; period-end loans decreased 5 percent to $15.4 billion

•	Decline in the period-end loan portfolio driven by declines in the regional bank and continued run-off within the non-strategic portfolios

•	Average core deposits were $16.0 billion in third quarter compared to $15.7 billion in second quarter; period-end decreased 4 percent to $15.7 billion

•	Decline in period-end deposits primarily driven by lower cash balances held by public entities relative to the prior quarter

Regional Banking

•	NII was $148.5 million in third quarter compared to $147.3 million in second quarter

•	The increase in NII is primarily attributable to accretion of the loan valuation discount related to the MNB purchase and the impact of day variance from prior quarter, somewhat offset by a decline in loans to mortgage companies

•	NIM increased slightly primarily driven by accretion of the loan valuation discount related to the MNB purchase, partially offset by lower loan fees relative to the prior quarter and the continuing impact of low rates

•	Period-end loans decreased 5 percent, or $594.9 million to $12.0 billion in third quarter primarily driven by a decline in loans to mortgage companies

•	Provision was $5.2 million in third quarter compared to $13.2 million in prior quarter

•	Decline in provision was driven by the commercial portfolio due to aggregate improvement combined with lower net charge-offs

•	Noninterest income increased to $63.9 million in third quarter from $61.9 million in second quarter

•	Deposit fee income increased primarily due to seasonality in non-sufficient funds (“NSF”) fee structure

•	Noninterest expense increased to $131.4 million in third quarter from $128.9 million in the prior quarter

•	Increase driven by higher professional fees related to various consulting projects, increased advertising costs due to seasonality of sponsorships and product branding initiatives, and increased salary expense as a result of higher average headcount due to the MNB acquisition

Capital Markets

•	Fixed income revenue decreased to $54.4 million in third quarter from $58.5 million in second quarter

•	Fixed income average daily revenue (“ADR”) was $850 thousand in third quarter down 7 percent from second quarter

•	Noninterest expenses decreased to $58.0 million in third quarter from $59.9 million in second quarter

•	The expense decrease was due to a decrease in legal and professional fees coupled with a decline in variable compensation costs

Corporate

•	NII was negative $10.3 million in third quarter compared to negative $10.0 million in the prior quarter

•	Estimated effective duration of the securities portfolio was 3.8 years in third quarter compared to 3.2 years in second quarter

•	Estimated modified duration of the securities portfolio was 4.4 years in third quarter compared to 4.0 years in prior quarter

•	Noninterest income increased to $6.6 million in third quarter from $3.8 million in second quarter

•	Increase resulting from higher deferred compensation driven by market conditions; changes in deferred compensation income are mirrored by changes in deferred compensation expense

•	Noninterest expense was $21.6 million in third quarter compared to $17.1 million in the prior quarter

•	Increase is primarily due to an increase in deferred compensation expense, acquisition-related costs, and restructuring charges, partially offset by a decline in professional fees

FHN PERFORMANCE HIGHLIGHTS (continued)

(Third Quarter 2013 vs. Second Quarter 2013)

Non-Strategic

•	NII decreased to $16.9 million in third quarter from $18.6 million in second quarter due to continued run-off of the loan portfolio and the impact of placing junior liens behind first liens with performance issues on nonaccrual

•	Provision expense increased to $4.8 million in third quarter from $1.8 million in prior quarter

•	Noninterest income was $15.9 million in third quarter compared to $8.7 million in second quarter

•	Increase primarily due to net hedging results driven by the mark to the terms of the servicing sale agreement signed in third quarter, partially offset by a $2.2 million negative adjustment as a result of estimated costs for obligations associated with the agreement to sell servicing

•	Second quarter includes a gain of $1.0 million from the reversal of a previous LOCOM adjustment associated with TRUP loan payoff/sales

•	Noninterest expense was $222.5 million in third quarter, compared to $21.5 million in the prior quarter

•	Increase driven by a $200.0 million addition to the repurchase and foreclosure reserve in third quarter based on additional information received from Fannie

•	Compared with previous information, the additional information encompassed a broader population of loans including expanded vintages, and estimates of future losses from loans in early stage delinquencies, modifications, and loans determined to have a higher probability of default

•	Provision also includes estimates for exposure not covered by the AIP including loans sold to Freddie, future mortgage insurance cancellations, and loans where FHN is no longer the responsible party because of prior servicing bulk sales

Asset Quality

•	Allowance as a percentage of loans ratio was 166 basis points in third quarter compared to162 basis points in prior quarter

•	The allowance to loans ratio was affected by the $.8 billion decline in loan balances - largely driven by loans to mortgage companies

•	Total reserves decreased to $255.7 million from $261.9 million in second quarter driven by a $5.1 million commercial reserve release

•	The commercial allowance reflects continued improvement in loss rates, grade migration, and asset quality metrics

•	The consumer allowance declined slightly driven by a reserve release in the permanent mortgage portfolio; consumer real estate reserves were relatively flat as overall improvement was offset by the continued refinement of the methodology for estimating loss content associated with junior liens behind first liens with performance issues

•	Provision expense was $10.0 million in third quarter compared to $15.0 million in second quarter

•	Net charge-offs (“NCO”) were $16.2 million in third quarter compared to $18.3 million in prior quarter

•	Regional bank NCO were down $4.4 million; non-strategic NCO increased by $2.3 million which was driven by a commercial recovery recognized in second quarter

•	Annualized net charge-offs decreased to 41 basis points of average loans from 46 basis points in prior quarter

•	Nonperforming loans (“NPLs”) in the portfolio declined $26.1 million to $288.0 million driven by the C&I portfolio

•	NPLs increased $2.4 million in the consumer real estate portfolio largely because of additional junior liens placed on nonaccrual during third quarter

•	Nonperforming assets (“NPAs”), including loans held-for-sale, decreased to $482.0 million in third quarter from $506.3 million in prior quarter

•	The decline in NPAs was largely driven by a drop in nonperforming portfolio loans as foreclosed assets were slightly lower and nonperforming loans in held for sale increased $3.2 million from second quarter

•	Total 30+ delinquencies were $94.2 million in third quarter compared to $100.1 million in prior quarter

•	Generally, delinquencies declined across all portfolios with the exception of regional bank consumer real estate

•	Regional bank consumer real estate delinquencies as a percentage of period end balances increased to 66 basis points from 58 basis points in prior quarter

•	Troubled debt restructurings (“TDRs”) were $578.4 million at the end of third quarter compared with $584.5 million in prior quarter

Taxes

•	Third quarter includes the effect of the reduction in pre-tax earnings and the decrease in the effective tax rate from the second quarter

Capital and Liquidity

•	Paid $0.05 per common share dividend on October 1, 2013

•	Repurchased shares costing $49.7 million in third quarter (inclusive of the $40 million prepaid share repurchase agreement entered into in second quarter) under the $300 million share repurchase program

•	Repurchased shares costing $262.7 million since the program’s inception in fourth quarter 2011

•	Volume weighted average price for all share repurchases under the stock repurchase program of $9.24 per share (before $.02 per share broker commission)

•	Paid preferred quarterly dividend of $1.6 million on October 10, 2013

•	Capital ratios (regulatory capital ratios estimated based on period-end balances)

•	7.82 percent for tangible common equity to tangible assets

•	13.26 percent for Tier 1

•	15.59 percent for Total Capital

•	10.19 percent for Tier 1 Common

•	10.60 percent for Leverage

FHN CONSOLIDATED SUMMARY RESULTS

Quarterly, Unaudited

						3Q13 Changes vs.
(Dollars in thousands, except per share data)	3Q13	2Q13	1Q13	4Q12	3Q12	2Q13	3Q12
Income Statement Highlights
Net interest income	$158,838	$160,019	$161,382	$170,598	$173,465	(1)%	(8)%
Noninterest income	150,571	142,983	156,403	151,143	163,538	5%	(8)%
Securities gains/(losses), net	(96)	(351)	24	(4,700)	—	73%	NM

Total revenue	309,313	302,651	317,809	317,041	337,003	2%	(8)%

Noninterest expense	433,556	227,408	240,540	271,361	263,169	91%	65%
Provision for loan losses	10,000	15,000	15,000	15,000	40,000	(33)%	(75)%

Income/(loss) before income taxes	(134,243)	60,243	62,269	30,680	33,834	NM	NM
Provision/(benefit) for income taxes	(31,094)	15,008	17,730	(12,914)	5,260	NM	NM

Income/(loss) from continuing operations	(103,149)	45,235	44,539	43,594	28,574	NM	NM
Income/(loss) from discontinued operations, net of tax	123	1	430	(12)	108	NM	14%

Net income/(loss)	(103,026)	45,236	44,969	43,582	28,682	NM	NM
Net income attributable to noncontrolling interest	2,875	2,843	2,813	2,901	2,875	1%	*

Net income/(loss) attributable to controlling interest	(105,901)	42,393	42,156	40,681	25,807	NM	NM
Preferred stock dividends	1,550	1,550	1,188	—	—	*	NM

Net income/(loss) available to common shareholders	$(107,451)	$40,843	$40,968	$40,681	$25,807	NM	NM

Common Stock Data
Diluted EPS from continuing operations	$(0.45)	$0.17	$0.17	$0.17	$0.10	NM	NM
Diluted EPS	$(0.45)	$0.17	$0.17	$0.17	$0.10	NM	NM
Diluted shares (thousands)	236,895	240,891	242,799	246,132	248,306	(2)%	(5)%
Period-end shares outstanding (thousands)	236,328	240,555	241,225	243,598	247,134	(2)%	(4)%
Cash dividends declared per share	$0.05	$0.05	$0.05	$0.01	$0.01	*	NM

Balance Sheet Highlights (Period-End)
Total loans, net of unearned income (Restricted - $.1 billion) (a) (b)	$15,408,556	$16,197,952	$15,889,670	$16,708,582	$16,523,783	(5)%	(7)%
Total deposits	16,283,909	17,011,884	16,204,467	16,629,709	16,228,111	(4)%	*
Total assets (Restricted - $.1 billion) (a) (b)	24,193,341	25,130,941	25,166,427	25,520,140	25,739,830	(4)%	(6)%
Total liabilities (Restricted - $.1 billion) (a) (b)	21,760,048	22,584,533	22,566,700	23,010,934	23,207,942	(4)%	(6)%
Total equity (b)	2,433,293	2,546,408	2,599,727	2,509,206	2,531,888	(4)%	(4)%

Asset Quality Highlights
Allowance for loan losses (Restricted - $3.2 million) (a)	$255,710	$261,934	$265,218	$276,963	$281,744	(2)%	(9)%
Allowance / period-end loans	1.66%	1.62%	1.67%	1.66%	1.71%
Net charge-offs	$16,224	$18,284	$26,745	$19,781	$79,307	(11)%	(80)%
Net charge-offs (annualized) / average loans	0.41%	0.46%	0.67%	0.48%	1.92%
Non-performing assets (NPA) (b) (c)	$482,045	$506,265	$418,385	$419,369	$450,392	(5)%	7%
NPA % (c) (d)	2.19%	2.25%	1.81%	1.84%	2.15%

Key Ratios & Other
Return on average assets (annualized) (e)	(1.69)%	0.74%	0.73%	0.69%	0.45%
Return on average common equity (annualized) (f)	(20.39)%	7.46%	7.48%	7.20%	4.59%
Net interest margin (g) (h)	2.97%	2.96%	2.95%	3.09%	3.15%
Fee income to total revenue (i)	48.66%	47.19%	49.22%	46.98%	48.53%
Efficiency ratio (j)	NM	75.05%	75.69%	84.34%	78.09%
Book value per common share (k)	$8.64	$8.96	$9.16	$9.09	$9.05
Tangible book value per common share (b) (h) (k)	$7.95	$8.28	$8.51	$8.44	$8.41
Adjusted tangible common equity to risk weighted assets (b) (h) (l)	9.69%	9.69%	9.91%	9.93%	10.03%
Market capitalization (millions)	$2,597.2	$2,694.2	$2,576.3	$2,414.1	$2,379.9
Full time equivalent employees	4,338	4,296	4,381	4,507	4,585

NM - Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Restricted balances parenthetically presented are as of September 30, 2013.
(b)	2Q13 balance has been re-presented due to purchase accounting adjustments made in 3Q13.
(c)	3Q13 and 2Q13 includes approximately $65 million and $62 million, respectively of second liens placed on nonaccrual based on information received from a third party on the performance status of non-FHN serviced first liens and approximately $21 million and $23 million, respectively of MNB foreclosed real estate.
(d)	NPAs related to the loan portfolio over period-end loans plus foreclosed real estate and other assets.
(e)	Calculated using net income.
(f)	Calculated using net income available to common shareholders.
(g)	Net interest margin is computed using total net interest income adjusted to a fully taxable equivalent (“FTE”) basis.
(h)	Refer to the Non-GAAP to GAAP Reconciliation on page 27 of this financial supplement.
(i)	Ratio excludes securities gains/(losses).
(j)	Noninterest expense divided by total revenue excluding securities gains/(losses).
(k)	2Q13 decrease due to $40 million prepaid share repurchase agreement, shares were delivered in 3Q13.
(l)	Current quarter is an estimate.

FHN CONSOLIDATED INCOME STATEMENT

Quarterly, Unaudited

						3Q13 Changes vs.
(Thousands)	3Q13	2Q13	1Q13	4Q12	3Q12	2Q13	3Q12
Interest income	$182,610	$183,991	$186,399	$196,199	$200,516	(1)%	(9)%
Less: interest expense	23,772	23,972	25,017	25,601	27,051	(1)%	(12)%

Net interest income	158,838	160,019	161,382	170,598	173,465	(1)%	(8)%
Provision for loan losses (a)	10,000	15,000	15,000	15,000	40,000	(33)%	(75)%

Net interest income after provision for loan losses	148,838	145,019	146,382	155,598	133,465	3%	12%

Noninterest income:
Capital markets (b) (c)	64,283	69,265	79,163	72,483	80,773	(7)%	(20)%
Mortgage banking (d)	14,460	5,589	9,373	8,287	10,373	NM	39%
Deposit transactions and cash management	29,279	28,254	27,656	30,952	30,352	4%	(4)%
Trust services and investment management	6,649	6,950	6,328	5,979	6,055	(4)%	10%
Brokerage, management fees and commissions	10,868	10,540	9,348	8,980	8,699	3%	25%
Insurance commissions	733	730	600	804	946	*	(23)%
Securities gains/(losses), net (e)	(96)	(351)	24	(4,700)	—	73%	NM
Gain on divestiture	115	—	—	—	—	NM	NM
Other (f)	24,184	21,655	23,935	23,658	26,340	12%	(8)%

Total noninterest income	150,475	142,632	156,427	146,443	163,538	5%	(8)%

Adjusted gross income after provision for loan losses	299,313	287,651	302,809	302,041	297,003	4%	1%

Noninterest expense:
Employee compensation, incentives, and benefits (g)	132,213	130,500	139,184	161,813	153,970	1%	(14)%
Repurchase and foreclosure provision	200,000	—	—	—	—	NM	NM
Operations services	9,199	8,842	8,070	8,123	8,702	4%	6%
Occupancy	13,147	11,785	12,822	12,363	13,059	12%	1%
Legal and professional fees	12,704	14,065	11,171	11,971	12,295	(10)%	3%
FDIC premium expense	4,631	5,037	6,011	7,299	7,532	(8)%	(39)%
Computer software	10,446	9,608	10,076	10,333	10,260	9%	2%
Contract employment and outsourcing	9,241	8,581	9,039	9,052	10,187	8%	(9)%
Equipment rentals, depreciation, and maintenance	7,890	7,597	7,820	7,910	7,931	4%	(1)%
Foreclosed real estate	523	1,287	1,439	1,995	2,968	(59)%	(82)%
Communications and courier	4,517	4,531	4,437	4,613	4,722	*	(4)%
Miscellaneous loan costs	1,349	1,163	996	924	577	16%	NM
Amortization of intangible assets	928	928	928	979	979	*	(5)%
Other (f)	26,768	23,484	28,547	33,986	29,987	14%	(11)%

Total noninterest expense	433,556	227,408	240,540	271,361	263,169	91%	65%

Income/(loss) before income taxes	(134,243)	60,243	62,269	30,680	33,834	NM	NM
Provision/(benefit) for income taxes (h)	(31,094)	15,008	17,730	(12,914)	5,260	NM	NM

Income/(loss) from continuing operations	(103,149)	45,235	44,539	43,594	28,574	NM	NM
Income/(loss) from discontinued operations, net of tax	123	1	430	(12)	108	NM	14%

Net income/(loss)	(103,026)	45,236	44,969	43,582	28,682	NM	NM
Net income attributable to noncontrolling interest	2,875	2,843	2,813	2,901	2,875	1%	*

Net income/(loss) attributable to controlling interest	(105,901)	42,393	42,156	40,681	25,807	NM	NM
Preferred stock dividends	1,550	1,550	1,188	—	—	*	NM

Net income/(loss) available to common shareholders	$(107,451)	$40,843	$40,968	$40,681	$25,807	NM	NM

NM - Not meaningful

*	Amount is less than one percent.
(a)	3Q12 includes approximately $30 million associated with the implementation of regulatory guidance related to discharged bankruptcies.
(b)	3Q13 average daily revenue (“ADR”) was $850 thousand.
(c)	2Q13 and 1Q13 include a gain of $1.0 million and $2.4 million, respectively, from a LOCOM reversal associated with a TRUP loan payoff within the non-strategic segment.
(d)	3Q13 includes an increase in net hedging results driven by the mark to the terms of the agreement to sell servicing; 3Q13 also includes a $2.2 million negative adjustment made as a result of estimated costs for obligations associated with the agreement to sell servicing.
(e)	4Q12 includes a $4.7 million negative valuation adjustment related to an equity investment.
(f)	Refer to the Other Income and Other Expense table on page 8 for additional information.
(g)	3Q13 includes a positive $3.5 million adjustment resulting from revisions to an employee benefit plan.
(h)	4Q12 includes $17.0 million in tax benefits related to discrete period tax items.

FHN OTHER INCOME AND OTHER EXPENSE

Quarterly, Unaudited

						3Q13 Changes vs.
(Thousands)	3Q13	2Q13	1Q13	4Q12	3Q12	2Q13	3Q12
Other Income
Bank owned life insurance	$3,560	$3,946	$5,472	$5,081	$4,293	(10)%	(17)%
Bankcard income	5,303	5,299	4,882	5,766	5,298	*	*
ATM and interchange fees	2,680	2,627	2,384	2,724	2,579	2%	4%
Other service charges	3,707	3,503	3,086	3,167	3,263	6%	14%
Electronic banking fees	1,607	1,585	1,562	1,610	1,589	1%	1%
Letter of credit fees	1,171	1,196	1,499	1,192	1,072	(2)%	9%
Deferred compensation (a)	2,160	(278)	1,593	396	1,966	NM	10%
Other	3,996	3,777	3,457	3,722	6,280	6%	(36)%

Total	$24,184	$21,655	$23,935	$23,658	$26,340	12%	(8)%

Other Expense
Litigation and regulatory matters	$229	$900	$5,170	$4,300	$6,760	(75)%	(97)%
Advertising and public relations (b)	5,486	4,121	3,947	5,915	4,121	33%	33%
Tax credit investments (c)	3,079	2,989	2,972	4,198	5,635	3%	(45)%
Other insurance and taxes (d)	3,215	3,076	3,046	3,078	1,327	5%	NM
Travel and entertainment	2,400	2,372	1,848	2,058	2,009	1%	19%
Customer relations	1,204	1,255	1,278	1,348	1,027	(4)%	17%
Employee training and dues	1,244	1,229	1,254	1,171	1,032	1%	21%
Supplies	950	705	1,055	1,021	881	35%	8%
Bank examination costs	819	829	828	816	816	(1)%	*
Loan insurance expense	490	503	540	552	578	(3)%	(15)%
Federal services fees	276	282	282	27	323	(2)%	(15)%
Other (e)	7,376	5,223	6,327	9,502	5,478	41%	35%

Total	$26,768	$23,484	$28,547	$33,986	$29,987	14%	(11)%

NM - Not meaningful

*	Amount is less than one percent.
(a)	Amounts driven by market conditions and are mirrored by changes in deferred compensation expense which is included in employee compensation expense.
(b)	3Q13 increase driven by seasonality of sponsorships and product branding initiatives.
(c)	3Q12 includes a $1.5 million impairment of an investment.
(d)	3Q12 includes a $1.8 million positive adjustment to franchise taxes.
(e)	3Q12 includes a $1.8 million gain related to clean-up calls for first lien securitizations.

FHN CONSOLIDATED PERIOD-END BALANCE SHEET

Quarterly, Unaudited

						3Q13 Changes vs.
(Thousands)	3Q13	2Q13	1Q13	4Q12	3Q12	2Q13	3Q12
Assets:
Investment securities (a)	$3,186,943	$3,228,379	$3,190,219	$3,061,808	$3,123,629	(1)%	2%
Loans held-for-sale	371,640	385,105	390,874	401,937	410,550	(3)%	(9)%
Loans, net of unearned income (Restricted - $.1 billion) (a) (b)	15,408,556	16,197,952	15,889,670	16,708,582	16,523,783	(5)%	(7)%
Federal funds sold	52,830	52,169	33,738	34,492	12,425	1%	NM
Securities purchased under agreements to resell	576,355	602,126	732,696	601,891	517,263	(4)%	11%
Interest-bearing cash (c)	184,179	344,150	431,182	353,373	440,916	(46)%	(58)%
Trading securities	1,343,134	1,267,348	1,397,746	1,262,720	1,204,366	6%	12%

Total earning assets (a)	21,123,637	22,077,229	22,066,125	22,424,803	22,232,932	(4)%	(5)%

Cash and due from banks (Restricted - $1.5 million) (b)	395,631	382,601	275,262	469,879	355,978	3%	11%
Capital markets receivables	417,743	429,801	533,306	303,893	791,190	(3)%	(47)%
Mortgage servicing rights, net	116,686	113,853	109,102	114,311	120,537	2%	(3)%
Goodwill (a) (d)	140,479	140,479	134,242	134,242	134,242	*	5%
Other intangible assets, net	22,216	23,144	21,772	22,700	23,679	(4)%	(6)%
Premises and equipment, net (a)	308,779	314,764	299,740	303,273	305,346	(2)%	1%
Real estate acquired by foreclosure (a) (e)	71,626	69,901	54,672	60,690	70,779	2%	1%
Allowance for loan losses (Restricted - $3.2 million) (b)	(255,710)	(261,934)	(265,218)	(276,963)	(281,744)	(2)%	(9)%
Derivative assets	215,116	235,759	274,332	292,472	334,025	(9)%	(36)%
Other assets (Restricted - $1.4 million) (a) (b)	1,637,138	1,605,344	1,663,092	1,670,840	1,652,866	2%	(1)%

Total assets (Restricted - $.1 billion) (a) (b)	$24,193,341	$25,130,941	$25,166,427	$25,520,140	$25,739,830	(4)%	(6)%

Liabilities and Equity:
Deposits:
Savings	$6,781,522	$6,928,447	$6,498,832	$6,705,496	$6,608,534	(2)%	3%
Other interest-bearing deposits	3,494,236	3,825,235	3,740,257	3,798,313	3,468,367	(9)%	1%
Time deposits	997,726	1,051,327	988,375	1,019,938	1,063,380	(5)%	(6)%

Total interest-bearing core deposits	11,273,484	11,805,009	11,227,464	11,523,747	11,140,281	(5)%	1%
Noninterest-bearing deposits	4,434,746	4,603,954	4,454,045	4,602,472	4,569,113	(4)%	(3)%

Total core deposits (f)	15,708,230	16,408,963	15,681,509	16,126,219	15,709,394	(4)%	*

Certificates of deposit $100,000 and more	575,679	602,921	522,958	503,490	518,717	(5)%	11%

Total deposits	16,283,909	17,011,884	16,204,467	16,629,709	16,228,111	(4)%	*

Federal funds purchased	1,062,901	1,142,749	1,361,670	1,351,023	1,350,806	(7)%	(21)%
Securities sold under agreements to repurchase	427,232	433,761	488,010	555,438	443,370	(2)%	(4)%
Trading liabilities	585,969	596,869	781,306	564,429	516,970	(2)%	13%
Other short-term borrowings (g)	303,686	446,909	186,898	441,201	856,958	(32)%	(65)%
Term borrowings (Restricted - $.1 billion) (b) (h)	1,771,288	1,800,255	2,197,864	2,226,482	2,263,238	(2)%	(22)%
Capital markets payables	388,373	368,372	461,333	296,450	574,201	5	(32)%
Derivative liabilities	165,918	198,489	199,999	202,269	225,084	(16)%	(26)%
Other liabilities (a)	770,772	585,245	685,153	743,933	749,204	32%	3%

Total liabilities (Restricted - $.1 billion) (a) (b)	21,760,048	22,584,533	22,566,700	23,010,934	23,207,942	(4)%	(6)%

Equity:
Common stock (i)	147,705	150,347	150,766	152,249	154,459	(2)%	(4)%
Capital surplus (i) (j)	1,413,248	1,416,563	1,461,292	1,488,463	1,517,488	*	(7)%
Undivided profits	657,676	777,108	748,427	719,672	681,460	(15)%	(3)%
Accumulated other comprehensive loss, net (k)	(176,391)	(188,665)	(151,639)	(146,343)	(116,684)	(7)%	51%
Preferred stock	95,624	95,624	95,624	—	—	*	NM
Noncontrolling interest (a) (l)	295,431	295,431	295,257	295,165	295,165	*	*

Total equity (a)	2,433,293	2,546,408	2,599,727	2,509,206	2,531,888	(4)%	(4)%

Total liabilities and equity (a)	$24,193,341	$25,130,941	$25,166,427	$25,520,140	$25,739,830	(4)%	(6)%

NM - Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	2Q13 balance has been re-presented due to purchase accounting adjustments made in 3Q13.
(b)	Restricted balances parenthetically presented are as of September 30, 2013.
(c)	Includes excess balances held at Fed.
(d)	2Q13 increase driven by the MNB acquisition.
(e)	3Q13 includes $21.6 million of foreclosed assets related to government insured mortgages.
(f)	3Q13 average core deposits were $16.0 billion.
(g)	3Q12 includes increased FHLB borrowings as a result of deposit fluctuations and an increase in loans to mortgage companies.
(h)	In 2Q13 $350.0 million of subordinated notes matured.
(i)	Decreases relate to shares purchased under the share repurchase program.
(j)	2Q13 decrease related to $40.0 million prepaid share repurchase agreement. The shares were delivered to FHN in 3Q13.
(k)	4Q12 change primarily driven by annual benefit plan remeasurement.
(l)	Consists of preferred stock of subsidiary.

FHN CONSOLIDATED AVERAGE BALANCE SHEET

Quarterly, Unaudited

						3Q13 Changes vs.
(Thousands)	3Q13	2Q13	1Q13	4Q12	3Q12	2Q13	3Q12
Assets:
Earning assets:
Loans, net of unearned income:
Commercial, financial, and industrial (C&I)	$7,888,297	$8,121,219	$8,199,249	$8,330,961	$8,237,939	(3)%	(4)%
Commercial real estate	1,215,586	1,134,268	1,161,467	1,237,774	1,272,012	7%	(4)%
Consumer real estate	5,502,825	5,561,689	5,644,275	5,757,724	5,819,620	(1)%	(5)%
Permanent mortgage	721,554	771,253	801,000	788,428	805,580	(6)%	(10)%
Credit card and other	323,551	304,561	291,221	288,412	277,154	6%	17%

Total loans, net of unearned income (Restricted - $.1 billion) (a) (b)	15,651,813	15,892,990	16,097,212	16,403,299	16,412,305	(2)%	(5)%

Loans held-for-sale	378,263	389,273	392,272	403,750	413,625	(3)%	(9)%
Investment securities:
U.S. treasuries	41,303	40,815	44,107	43,909	42,551	1%	(3)%
U.S. government agencies	2,900,838	2,924,012	2,818,958	2,774,175	2,894,104	(1)%	*
States and municipalities	15,246	15,390	15,255	17,169	17,970	(1)%	(15)%
Other	224,213	218,701	216,860	222,058	220,324	3%	2%

Total investment securities	3,181,600	3,198,918	3,095,180	3,057,311	3,174,949	(1)%	*

Capital markets securities inventory	1,156,262	1,310,044	1,308,969	1,250,423	1,189,852	(12)%	(3)%
Mortgage banking trading securities	15,558	16,398	17,486	18,844	20,112	(5)%	(23)%
Other earning assets:
Federal funds sold	28,498	26,698	24,173	24,701	28,229	7%	1%
Securities purchased under agreements to resell	593,978	705,129	754,630	586,258	531,914	(16)%	12%
Interest-bearing cash (c)	537,631	401,236	653,712	522,529	402,378	34%	34%

Total other earning assets	1,160,107	1,133,063	1,432,515	1,133,488	962,521	2%	21%

Total earnings assets (Restricted - $.1 billion) (a)	21,543,603	21,940,686	22,343,634	22,267,115	22,173,364	(2)%	(3)%

Allowance for loan losses (Restricted - $3.5 million) (a)	(256,789)	(260,944)	(270,385)	(306,583)	(309,810)	(2)%	(17)%
Cash and due from banks (Restricted - $2.5 million) (a)	351,972	342,053	348,581	349,002	339,098	3%	4%
Capital markets receivables	93,262	113,806	121,891	114,771	168,806	(18)%	(45)%
Premises and equipment, net	308,199	302,263	299,846	303,921	306,709	2%	*
Derivative assets	209,878	257,181	286,243	317,076	325,917	(18)%	(36)%
Other assets (Restricted - $1.6 million) (a)	1,942,481	1,903,727	1,948,417	1,925,664	2,085,670	2%	(7)%

Total assets (Restricted - $.1 billion) (a)	$24,192,606	$24,598,772	$25,078,227	$24,970,966	$25,089,754	(2)%	(4)%

Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$6,957,875	$6,516,889	$6,593,590	$6,529,453	$6,106,767	7%	14%
Other interest-bearing deposits	3,494,211	3,645,674	3,709,988	3,469,711	3,426,864	(4)%	2%
Time deposits	1,025,788	998,762	1,004,887	1,038,672	1,085,368	3%	(5)%

Total interest-bearing core deposits	11,477,874	11,161,325	11,308,465	11,037,836	10,618,999	3%	8%
Certificates of deposit $100,000 and more	594,536	542,244	516,785	514,543	570,415	10%	4%
Federal funds purchased	1,119,273	1,224,070	1,479,316	1,538,970	1,448,347	(9)%	(23)%
Securities sold under agreements to repurchase	452,940	480,960	572,666	457,493	388,208	(6)%	17%
Capital markets trading liabilities	598,195	718,309	779,409	597,402	544,422	(17)%	10%
Other short-term borrowings (d)	243,195	525,493	209,376	272,578	967,303	(54)%	(75)%
Term borrowings (Restricted - $.1 billion) (a) (e)	1,792,250	2,007,372	2,221,297	2,254,445	2,279,344	(11)%	(21)%

Total interest-bearing liabilities	16,278,263	16,659,773	17,087,314	16,673,267	16,817,038	(2)%	(3)%

Noninterest-bearing deposits	4,542,127	4,493,440	4,441,411	4,770,935	4,660,529	1%	(3)%
Capital markets payables	68,248	74,389	91,539	81,941	116,680	(8)%	(42)%
Derivative liabilities	161,611	184,192	194,892	211,598	220,309	(12)%	(27)%
Other liabilities	660,458	598,854	683,596	689,782	744,871	10%	(11)%

Total liabilities (Restricted - $.1 billion) (a)	21,710,707	22,010,648	22,498,752	22,427,523	22,559,427	(1)%	(4)%

Equity:
Common stock	149,000	150,468	151,613	153,691	155,232	(1)%	(4)%
Capital surplus	1,418,259	1,430,998	1,476,797	1,507,087	1,526,772	(1)%	(7)%
Undivided profits	715,451	771,953	742,070	705,835	671,073	(7)%	7%
Accumulated other comprehensive loss, net	(191,866)	(156,178)	(150,093)	(118,335)	(117,915)	23%	63%
Preferred stock	95,624	95,624	63,831	—	—	*	NM
Noncontrolling interest	295,431	295,259	295,257	295,165	295,165	*	*

Total equity	2,481,899	2,588,124	2,579,475	2,543,443	2,530,327	(4)%	(2)%

Total liabilities and equity	$24,192,606	$24,598,772	$25,078,227	$24,970,966	$25,089,754	(2)%	(4)%

NM - Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Restricted balances parenthetically presented are quarterly averages as of September 30, 2013.
(b)	Includes loans on nonaccrual status.
(c)	Includes excess balances held at Fed.
(d)	3Q12 includes increased FHLB borrowings as a result of deposit fluctuations and an increase in loans to mortgage companies.
(e)	In 2Q13 $350.0 million of subordinated notes matured.

FHN CONSOLIDATED NET INTEREST INCOME (a)

Quarterly, Unaudited

						3Q13 Changes vs.
(Thousands)	3Q13	2Q13	1Q13	4Q12	3Q12	2Q13	3Q12
Interest Income:
Loans, net of unearned income (b)	$151,504	$153,070	$154,955	$163,693	$165,368	(1)%	(8)%
Loans held-for-sale	3,058	3,169	3,502	3,732	3,808	(4)%	(20)%
Investment securities:
U.S. treasuries	10	11	8	11	11	(9)%	(9)%
U.S. government agencies	18,537	18,321	18,507	19,536	21,759	1%	(15)%
States and municipalities	21	25	23	6	65	(16)%	(68)%
Other	2,355	2,315	2,332	2,495	2,323	2%	1%

Total investment securities	20,923	20,672	20,870	22,048	24,158	1%	(13)%

Capital markets securities inventory	8,425	8,467	7,901	7,565	7,998	*	5%
Mortgage banking trading securities	403	452	489	534	569	(11)%	(29)%
Other earning assets:
Federal funds sold	73	66	61	64	71	11%	3%
Securities purchased under agreements to resell (c)	(171)	(189)	44	118	94	10%	NM
Interest-bearing cash	289	197	364	287	202	47%	43%

Total other earning assets	191	74	469	469	367	NM	(48)%

Interest income	$184,504	$185,904	$188,186	$198,041	$202,268	(1)%	(9)%

Interest Expense:
Interest-bearing deposits:
Savings	$3,471	$3,689	$4,397	$4,617	$4,764	(6)%	(27)%
Other interest-bearing deposits	817	1,013	1,145	1,268	1,455	(19)%	(44)%
Time deposits	4,013	4,064	4,217	4,639	5,169	(1)%	(22)%

Total interest-bearing core deposits	8,301	8,766	9,759	10,524	11,388	(5)%	(27)%
Certificates of deposit $100,000 and more	1,658	1,550	1,561	1,725	1,975	7%	(16)%
Federal funds purchased	716	777	932	985	929	(8)%	(23)%
Securities sold under agreements to repurchase	148	134	268	211	167	10%	(11)%
Capital markets trading liabilities	3,632	3,354	3,196	2,536	2,556	8%	42%
Other short-term borrowings	239	245	106	132	347	(2)%	(31)%
Term borrowings	9,078	9,146	9,195	9,488	9,689	(1)%	(6)%

Interest expense	23,772	23,972	25,017	25,601	27,051	(1)%	(12)%

Net interest income - tax equivalent basis	160,732	161,932	163,169	172,440	175,217	(1)%	(8)%
Fully taxable equivalent adjustment	(1,894)	(1,913)	(1,787)	(1,842)	(1,752)	1%	(8)%

Net interest income	$158,838	$160,019	$161,382	$170,598	$173,465	(1)%	(8)%

NM - Not meaningful

*	Amount is less than one percent.
(a)	Net interest income adjusted to a FTE basis.
(b)	Includes loans on nonaccrual status.
(c)	3Q13 and 2Q13 driven by negative market rates on reverse repurchase agreements.

FHN CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS AND RATES

Quarterly, Unaudited

	3Q13	2Q13	1Q13	4Q12	3Q12
Assets:
Earning assets (a):
Loans, net of unearned income:
Commercial loans	3.69%	3.68%	3.70%	3.83%	3.81%
Retail loans	4.06	4.12	4.16	4.18	4.30

Total loans, net of unearned income (b)	3.85	3.86	3.89	3.98	4.01

Loans held-for-sale	3.23	3.26	3.57	3.70	3.68
Investment securities:
U.S. treasuries	0.09	0.11	0.07	0.10	0.11
U.S. government agencies	2.56	2.51	2.63	2.82	3.01
States and municipalities	0.55	0.65	0.59	0.13	1.44
Other	4.20	4.23	4.30	4.49	4.22

Total investment securities	2.63	2.58	2.70	2.88	3.04

Capital markets securities inventory	2.91	2.59	2.41	2.42	2.69
Mortgage banking trading securities	10.36	11.02	11.19	11.34	11.31
Other earning assets:
Federal funds sold	1.01	0.99	1.02	1.02	1.00
Securities purchased under agreements to resell (c)	(0.11)	(0.11)	0.02	0.08	0.07
Interest-bearing cash	0.21	0.20	0.23	0.22	0.20

Total other earning assets	0.07	0.03	0.13	0.16	0.15

Interest income/total earning assets	3.41%	3.40%	3.40%	3.55%	3.64%

Liabilities:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	0.20%	0.23%	0.27%	0.28%	0.31%
Other interest-bearing deposits	0.09	0.11	0.13	0.15	0.17
Time deposits	1.55	1.63	1.70	1.78	1.89

Total interest-bearing core deposits	0.29	0.32	0.35	0.38	0.43
Certificates of deposit $100,000 and more	1.11	1.15	1.23	1.33	1.38
Federal funds purchased	0.25	0.25	0.26	0.25	0.26
Securities sold under agreements to repurchase	0.13	0.11	0.19	0.18	0.17
Capital markets trading liabilities	2.41	1.87	1.66	1.69	1.87
Other short-term borrowings	0.39	0.19	0.21	0.19	0.14
Term borrowings (d)	2.03	1.82	1.66	1.69	1.70

Interest expense/total interest-bearing liabilities	0.58	0.58	0.59	0.61	0.64

Net interest spread	2.83%	2.82%	2.81%	2.94%	3.00%
Effect of interest-free sources used to fund earning assets	0.14	0.14	0.14	0.15	0.15

Net interest margin	2.97%	2.96%	2.95%	3.09%	3.15%

Yields are adjusted to a FTE basis. Refer to the Non-GAAP to GAAP Reconciliation on page 27 for reconciliation of net interest income (GAAP) to net interest income adjusted for impact of FTE (non-GAAP).

(a)	Earning assets yields are expressed net of unearned income.
(b)	Includes loans on nonaccrual status.
(c)	3Q13 and 2Q13 driven by negative market rates on reverse repurchase agreements.
(d)	Rates are expressed net of unamortized debenture cost for term borrowings.

FHN CHARGES FOR RESTRUCTURING, REPOSITIONING, & EFFICIENCY INITIATIVES

Quarterly, Unaudited

(Thousands)	3Q13	2Q13	1Q13	4Q12	3Q12
By Income Statement Impact
Noninterest income
Mortgage banking (a)	$(2,192)	$—	$—	$(348)	$—
Gain on divestiture	115	—	—	—	—
Noninterest expense
Employee compensation, incentives, and benefits (b)	1,160	641	819	18,128	2,730
Occupancy	38	(60)	438	180	41
All other expense	369	—	—	17	—

Total loss before income taxes	(3,644)	(581)	(1,257)	(18,673)	(2,771)
Income from discontinued operations (c)	250	—	735	—	180

Net impact resulting from restructuring, repositioning, and efficiency initiatives	$(3,394)	$(581)	$(522)	$(18,673)	$(2,591)

(a)	3Q13 reflects estimated costs for obligations associated with the agreement to sell servicing; 4Q12 reflects adjustment due to contingencies associated with prior mortgage servicing sales.
(b)	Includes severance associated with the Voluntary Separation Program (“VSP”) during 1Q13 and 4Q12.
(c)	Includes amounts related to Msaver, First Horizon Insurance, and Highland Capital.

FHN MORTGAGE SERVICING RIGHTS

Quarterly, Unaudited

						3Q13 Changes vs.
(Thousands)	3Q13	2Q13	1Q13	4Q12	3Q12	2Q13	3Q12
First Liens
Fair value beginning balance	$111,076	$106,191	$111,314	$117,440	$126,085
Reductions due to loan payments	(5,989)	(5,617)	(5,374)	(5,592)	(6,050)
Reductions due to exercise of cleanup calls	—	—	(495)	—	(494)
Changes in fair value due to:
Changes in valuation model inputs or assumptions (a) (b)	8,937	10,496	834	(569)	(2,107)
Other changes in fair value	(7)	6	(88)	35	6

Fair value ending balance	$114,017	$111,076	$106,191	$111,314	$117,440	3%	(3)%

Second Liens
Fair value beginning balance	$172	$193	$196	$205	$215
Reductions due to loan payments	(6)	(21)	(48)	(9)	(10)
Changes in fair value due to:
Other changes in fair value	—	—	45	—	—

Fair value ending balance	$166	$172	$193	$196	$205	(3)%	(19)%

HELOC
Fair value beginning balance	$2,605	$2,718	$2,801	$2,892	$2,991
Reductions due to loan payments	(104)	(113)	(125)	(91)	(102)
Changes in fair value due to:
Other changes in fair value	2	—	42	—	3

Fair value ending balance	$2,503	$2,605	$2,718	$2,801	$2,892	(4)%	(13)%

Total Consolidated
Fair value beginning balance	$113,853	$109,102	$114,311	$120,537	$129,291
Reductions due to loan payments	(6,099)	(5,751)	(5,547)	(5,692)	(6,162)
Reductions due to exercise of cleanup calls	—	—	(495)	—	(494)
Changes in fair value due to:
Changes in valuation model inputs or assumptions (a) (b)	8,937	10,496	834	(569)	(2,107)
Other changes in fair value	(5)	6	(1)	35	9

Fair value ending balance	$116,686	$113,853	$109,102	$114,311	$120,537	2%	(3)%

(a)	Principally reflects changes in discount rates and prepayment speed assumptions, mostly due to changes in interest rates.
(b)	In 3Q13, FHN agreed to sell substantially all its remaining legacy mortgage servicing. FHN used the price in the definitive agreement, as adjusted for the portion of pricing that was not specific to MSR and excess interest, as a third-party pricing source in the valuation of these assets.

FHN BUSINESS SEGMENT HIGHLIGHTS

Quarterly, Unaudited

						3Q13 Changes vs.
(Thousands)	3Q13	2Q13	1Q13	4Q12	3Q12	2Q13	3Q12
Regional Banking
Net interest income	$148,511	$147,324	$146,068	$153,889	$151,136	1%	(2)%
Noninterest income	63,884	61,900	59,144	64,074	64,235	3%	(1)%

Total revenues	212,395	209,224	205,212	217,963	215,371	2%	(1)%
Provision/(provision credit) for loan losses	5,159	13,201	(2,485)	(1,227)	2,927	(61)%	76%
Noninterest expense	131,438	128,948	130,337	144,031	141,576	2%	(7)%

Income before income taxes	75,798	67,075	77,360	75,159	70,868	13%	7%
Provision for income taxes	27,359	24,051	28,100	27,290	25,727	14%	6%

Net income	$48,439	$43,024	$49,260	$47,869	$45,141	13%	7%

Capital Markets
Net interest income	$3,756	$4,031	$3,900	$4,248	$4,753	(7)%	(21)%
Noninterest income	64,115	68,199	76,612	72,432	80,817	(6)%	(21)%

Total revenues	67,871	72,230	80,512	76,680	85,570	(6)%	(21)%
Noninterest expense	58,036	59,926	61,669	57,541	64,602	(3)%	(10)%

Income before income taxes	9,835	12,304	18,843	19,139	20,968	(20)%	(53)%
Provision for income taxes	3,703	4,586	7,143	7,182	7,899	(19)%	(53)%

Net income	$6,132	$7,718	$11,700	$11,957	$13,069	(21)%	(53)%

Corporate
Net interest income/(expense)	$(10,333)	$(9,963)	$(8,621)	$(8,998)	$(6,096)	(4)%	(70)%
Noninterest income	6,558	3,811	7,855	6,015	7,904	72%	(17)%

Total revenues	(3,775)	(6,152)	(766)	(2,983)	1,808	39%	NM
Noninterest expense (a)	21,584	17,070	17,585	36,109	21,538	26%	*

Loss before income taxes	(25,359)	(23,222)	(18,351)	(39,092)	(19,730)	(9)%	(29)%
Benefit for income taxes	(16,024)	(15,201)	(11,518)	(37,944)	(13,632)	(5)%	(18)%

Net loss	$(9,335)	$(8,021)	$(6,833)	$(1,148)	$(6,098)	(16)%	(53)%

Non-Strategic
Net interest income	$16,904	$18,627	$20,035	$21,459	$23,672	(9)%	(29)%
Noninterest income	15,918	8,722	12,816	3,922	10,582	83%	50%

Total revenues	32,822	27,349	32,851	25,381	34,254	20%	(4)%
Provision for loan losses	4,841	1,799	17,485	16,227	37,073	NM	(87)%
Noninterest expense	222,498	21,464	30,949	33,680	35,453	NM	NM

Income/(loss) before income taxes	(194,517)	4,086	(15,583)	(24,526)	(38,272)	NM	NM
Provision/(benefit) for income taxes	(46,132)	1,572	(5,995)	(9,442)	(14,734)	NM	NM

Income/(loss) from continuing operations	(148,385)	2,514	(9,588)	(15,084)	(23,538)	NM	NM
Income/(loss) from discontinued operations, net of tax	123	1	430	(12)	108	NM	14%

Net income/(loss)	$(148,262)	$2,515	$(9,158)	$(15,096)	$(23,430)	NM	NM

Total Consolidated
Net interest income	$158,838	$160,019	$161,382	$170,598	$173,465	(1)%	(8)%
Noninterest income	150,475	142,632	156,427	146,443	163,538	5%	(8)%

Total revenues	309,313	302,651	317,809	317,041	337,003	2%	(8)%
Provision for loan losses	10,000	15,000	15,000	15,000	40,000	(33)%	(75)%
Noninterest expense	433,556	227,408	240,540	271,361	263,169	91%	65%

Income/(loss) before income taxes	(134,243)	60,243	62,269	30,680	33,834	NM	NM
Provision/(benefit) for income taxes	(31,094)	15,008	17,730	(12,914)	5,260	NM	NM

Income/(loss) from continuing operations	(103,149)	45,235	44,539	43,594	28,574	NM	NM
Income/(loss) from discontinued operations, net of tax	123	1	430	(12)	108	NM	14%

Net income/(loss)	$(103,026)	$45,236	$44,969	$43,582	$28,682	NM	NM

NM	- Not meaningful

*	Amount is less than one percent.
(a)	4Q12 includes $18.3 million related to Restructuring, Repositioning, and Efficiency initiatives, primarily severance related costs associated with the VSP.

FHN REGIONAL BANKING

Quarterly, Unaudited

						3Q13 Changes vs.
	3Q13	2Q13	1Q13	4Q12	3Q12	2Q13	3Q12
Income Statement (thousands)
Net interest income	$148,511	$147,324	$146,068	$153,889	$151,136	1%	(2)%
Provision/(provision credit) for loan losses	5,159	13,201	(2,485)	(1,227)	2,927	(61)%	76%
Noninterest income:
NSF / Overdraft fees (a)	11,660	10,250	10,031	13,586	13,038	14%	(11)%
Cash management fees	8,760	9,133	9,330	9,092	8,915	(4)%	(2)%
Debit card income	2,782	2,737	2,534	2,437	2,670	2%	4%
Other	5,126	5,183	4,909	4,912	4,770	(1)%	7%

Total deposit transactions and cash management	28,328	27,303	26,804	30,027	29,393	4%	(4)%
Brokerage, management fees and commissions	10,868	10,540	9,348	8,979	8,700	3%	25%
Trust services and investment management	6,665	6,966	6,343	5,995	6,071	(4)%	10%
Bankcard income	5,090	5,051	4,691	5,556	5,029	1%	1%
Other service charges	3,451	3,255	2,873	2,951	3,060	6%	13%
Miscellaneous revenue	9,482	8,785	9,085	10,566	11,982	8%	(21)%

Total noninterest income	63,884	61,900	59,144	64,074	64,235	3%	(1)%

Noninterest expense:
Employee compensation, incentives, and benefits	51,952	50,679	50,590	51,014	50,526	3%	3%
Other (b)	79,486	78,269	79,747	93,017	91,050	2%	(13)%

Total noninterest expense	131,438	128,948	130,337	144,031	141,576	2%	(7)%

Income before income taxes	$75,798	$67,075	$77,360	$75,159	$70,868	13%	7%

Efficiency ratio (c)	61.88%	61.63%	63.51%	66.08%	65.74%

Balance Sheet (millions)
Average loans	$12,184	$12,225	$12,237	$12,397	$12,221	*	*
Average other earning assets	54	53	53	58	69	2%	(22)%
Total average earning assets	12,238	12,278	12,290	12,455	12,290	*	*
Average core deposits	14,484	14,624	14,560	14,445	14,295	(1)%	1%
Average other deposits	595	542	517	515	570	10%	4%
Total average deposits	15,079	15,166	15,077	14,960	14,865	(1)%	1%
Total period-end deposits	14,862	15,562	15,225	15,142	14,783	(4)%	1%
Total period-end assets (d)	12,908	13,495	12,844	13,754	13,246	(4)%	(3)%

Net interest margin (e)	4.88%	4.87%	4.87%	4.97%	4.95%
Net interest spread	3.49	3.46	3.46	3.53	3.54
Loan yield	3.74	3.72	3.75	3.83	3.88
Deposit average yield	0.25	0.26	0.29	0.30	0.34

Key Statistics
Financial center locations (f)	182	183	171	171	173	(1)%	5%

*	Amount is less than one percent.
(a)	1Q13 decline primarily attributable to seasonality in NSF fees.
(b)	1Q13 decrease largely attributable to a decline in allocated Pension expense resulting from the freeze of the pension plans on December 31, 2012.
(c)	Noninterest expense divided by total revenue.
(d)	2Q13 balance has been re-presented due to purchase accounting adjustments made in 3Q13.
(e)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 27 of this supplement.
(f)	2Q13 increase of 12 branches is related to the MNB acquisition.

FHN CAPITAL MARKETS

Quarterly, Unaudited

						3Q13 Changes vs.
	3Q13	2Q13	1Q13	4Q12	3Q12	2Q13	3Q12
Income Statement (thousands)
Net interest income	$3,756	$4,031	$3,900	$4,248	$4,753	(7)%	(21)%
Noninterest income:
Fixed income	54,428	58,535	67,953	65,560	74,488	(7)%	(27)%
Other	9,687	9,664	8,659	6,872	6,329	*	53%

Total noninterest income	64,115	68,199	76,612	72,432	80,817	(6)%	(21)%
Noninterest expense	58,036	59,926	61,669	57,541	64,602	(3)%	(10)%

Income before income taxes	$9,835	$12,304	$18,843	$19,139	$20,968	(20)%	(53)%

Efficiency ratio (a)	85.51%	82.97%	76.60%	75.04%	75.50%
Fixed income average daily revenue	$850	$915	$1,133	$1,093	$1,182	(7)%	(28)%

Balance Sheet (millions)
Average trading inventory	$1,156	$1,310	$1,309	$1,250	$1,190	(12)%	(3)%
Average other earning assets	604	714	770	618	576	(15)%	5%
Total average earning assets	1,760	2,024	2,079	1,868	1,766	(13)%	*
Total period-end assets	2,609	2,577	2,956	2,466	2,848	1%	(8)%

Net interest margin (b)	0.88%	0.82%	0.76%	0.95%	1.12%

*	Amount is less than one percent.
(a)	Noninterest expense divided by total revenue.
(b)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 27 of this supplement.

FHN CORPORATE

Quarterly, Unaudited

						3Q13 Changes vs.
	3Q13	2Q13	1Q13	4Q12	3Q12	2Q13	3Q12
Income Statement (thousands)
Net interest income/(expense)	$(10,333)	$(9,963)	$(8,621)	$(8,998)	$(6,096)	(4)%	(70)%
Noninterest income	6,690	4,174	7,825	6,015	7,904	60%	(15)%
Securities gains/(losses), net	(132)	(363)	30	—	—	64%	NM
Noninterest expense (a)	21,584	17,070	17,585	36,109	21,538	26%	*

Loss before income taxes	$(25,359)	$(23,222)	$(18,351)	$(39,092)	$(19,730)	(9)%	(29)%

Average Balance Sheet (millions)
Average loans	$196	$217	$226	$189	$183	(10)%	7%
Total earning assets	$3,900	$3,802	$3,959	$3,751	$3,735	3%	4%
Net interest margin (b)	(1.03)%	(1.06)%	(.92)%	(.94)%	(.63)%

NM - Not meaningful

*	Amount is less than one percent.
(a)	4Q12 includes $18.3 million related to Restructuring, Repositioning, and Efficiency initiatives, primarily severance related costs associated with the VSP.
(b)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 27 of this supplement.

FHN NON-STRATEGIC

Quarterly, Unaudited

						3Q13 Changes vs.
	3Q13	2Q13	1Q13	4Q12	3Q12	2Q13	3Q12
Income Statement (thousands)
Net interest income	$16,904	$18,627	$20,035	$21,459	$23,672	(9)%	(29)%
Noninterest income:
Mortgage warehouse valuation	(1,441)	(2,454)	259	(1,850)	(3,470)	41%	58%
Service fees	10,854	12,266	12,145	12,967	13,778	(12)%	(21)%
Change in MSR value - runoff	(5,989)	(5,616)	(5,375)	(5,592)	(6,049)	(7)%	1%
Net hedging results (a)	12,935	1,358	1,982	2,097	4,486	NM	NM
Miscellaneous revenue (b)	(441)	3,164	3,811	1,000	1,837	NM	NM

Total noninterest income	15,918	8,718	12,822	8,622	10,582	83%	50%
Securities gains/(losses), net (c)	—	4	(6)	(4,700)	—	NM	NM
Noninterest expense:
Repurchase and foreclosure provision	200,000	—	—	—	—	NM	NM
Other expenses	22,498	21,464	30,949	33,680	35,453	5%	(37)%

Total noninterest expense	222,498	21,464	30,949	33,680	35,453	NM	NM
Provision for loan losses (d)	4,841	1,799	17,485	16,227	37,073	NM	(87)%

Income/(loss) before income taxes	$(194,517)	$4,086	$(15,583)	$(24,526)	$(38,272)	NM	NM

Average Balance Sheet (millions)
Loans	$3,272	$3,451	$3,634	$3,817	$4,008	(5)%	(18)%
Loans held-for-sale	349	360	354	344	333	(3)%	5%
Trading securities	16	16	17	19	20	*	(20)%
Mortgage servicing rights	113	108	113	118	126	5%	(10)%
Other assets	237	232	257	266	286	2%	(17)%
Total assets	3,987	4,167	4,375	4,564	4,773	(4)%	(16)%
Net interest margin (e)	1.85%	1.94%	2.00%	2.04%	2.16%
Efficiency ratio (f)	NM	78.49%	94.19%	111.96%	103.50%

Mortgage Warehouse - Period-end (millions)
Ending warehouse balance (loans held-for-sale)	$346	$358	$362	$353	$339	(3)%	2%

Key Servicing Metrics (g)
Ending servicing portfolio (millions) (h)	$15,033	$16,025	$17,055	$18,071	$19,149	(6)%	(21)%
Average servicing portfolio (millions) (h)	15,507	16,537	17,560	18,607	19,728	(6)%	(21)%
Average number of loans serviced (h)	92,054	98,972	104,874	110,175	115,987	(7)%	(21)%

Portfolio Product Mix (average)
GNMA (Ginnie)	2%	2%	2%	2%	2%
FNMA/FHLMC (Fannie/Freddie)	29	30	31	32	33
Private	61	60	60	59	59

Sub-total	92	92	93	93	94
FHN permanent mortgage portfolio and warehouse	8	8	7	7	6

Total	100%	100%	100%	100%	100%

Other Portfolio Statistics
Servicing cost per loan (annualized) (i)	$296.05	$282.18	$294.41	$279.08	$288.21
Servicing book value (bps) (j) (k)	83	75	69	68	68
90+ delinquency rate, excluding foreclosures (l)	11.09%	11.20%	11.20%	10.89%	10.61%

NM - Not meaningful

*	Amount is less than one percent.
(a)	3Q13 increase driven by the mark to the terms of the agreement to sell servicing.
(b)	3Q13 includes a $2.2 million negative adjustment made as a result of estimated costs for obligations associated with the agreement to sell servicing; 2Q13 and 1Q13 include a gain of $1.0 million and $2.4 million, respectively, from a LOCOM reversal associated with a TRUP loan payoff.
(c)	4Q12 includes a $4.7 million negative valuation adjustment related to an equity investment.
(d)	3Q12 increase largely associated with the implementation of regulatory guidance related to discharged bankruptcies.
(e)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 27 of this supplement.
(f)	Noninterest expense divided by total revenue excluding securities gains/(losses).
(g)	Includes servicing of first liens, second liens, and HELOCs.
(h)	Includes mortgage loans serviced from FHN’s legacy mortgage banking business, legacy equity lending serviced for others, and mortgage loans in portfolio and warehouse. Excludes UPB of loans transferred that did not qualify for sales treatment.
(i)	Calculated based on fees charged by subservicer divided by average number of loans serviced during the quarter.
(j)	Includes MSR and mortgage trading securities divided by total servicing portfolio.
(k)	For purposes of this calculation, MSR excludes servicing transferred that did not qualify for sales treatment due to certain recourse provisions.
(l)	Excludes delinquent second liens and HELOCs.

FHN CAPITAL HIGHLIGHTS

Quarterly, Unaudited

						3Q13 Changes vs.
(Thousands)	3Q13	2Q13	1Q13	4Q12	3Q12	2Q13	3Q12
Tier 1 capital (a) (b)	$2,555,141	$2,712,399	$2,738,558	$2,640,776	$2,641,392	(6)%	(3)%
Tier 2 capital (a)	449,573	464,244	511,340	571,232	570,429	(3)%	(21)%

Total capital (a) (b)	$3,004,714	$3,176,643	$3,249,898	$3,212,008	$3,211,821	(5)%	(6)%

Risk weighted assets (“RWA”) (a)	$19,275,100	$20,460,353	$20,231,850	$20,153,430	$20,082,979	(6)%	(4)%
Tier 1 ratio (a)	13.26%	13.26%	13.54%	13.10%	13.15%
Tier 2 ratio (a)	2.33%	2.27%	2.52%	2.84%	2.84%

Total capital ratio (a)	15.59%	15.53%	16.06%	15.94%	15.99%

Tier 1 common ratio to risk weighted assets (a) (c)	10.19%	10.37%	10.62%	10.65%	10.69%
Leverage ratio (a)	10.60	11.07	10.97	10.63	10.58
Total equity to total assets	10.06	10.13	10.33	9.83	9.84
Adjusted tangible common equity to risk weighted assets (“TCE/RWA”) (a) (c) (d) (e)	9.69	9.69	9.91	9.93	10.03
Tangible common equity/tangible assets
(“TCE/TA”) (c) (e) (f)	7.82	7.98	8.21	8.11	8.13

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Current quarter is an estimate.
(b)	All quarters presented include $200 million of tier 1 qualifying trust preferred securities.
(c)	Refer to the Non-GAAP to GAAP Reconciliation on page 27 of this financial supplement.
(d)	See Glossary of Terms for definition of ratio.
(e)	2Q13 amount has been re-presented due to purchase accounting adjustments made in 3Q13.
(f)	Calculated using period-end balances.

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											3Q13 Changes vs.
(Thousands)	3Q13		2Q13		1Q13		4Q12		3Q12		2Q13	3Q12
Allowance for Loan Losses Walk-Forward
Beginning reserve	$261,934		$265,218		$276,963		$281,744		$321,051		(1)%	(18)%
Provision (a)	10,000		15,000		15,000		15,000		40,000		(33)%	(75)%
Charge-offs (b) (c)	(26,046)		(30,272)		(36,100)		(31,177)		(87,022)		14%	70%
Recoveries	9,822		11,988		9,355		11,396		7,715		(18)%	27%

Ending balance (Restricted - $3.2 million) (d)	$255,710		$261,934		$265,218		$276,963		$281,744		(2)%	(9)%

Reserve for unfunded commitments	2,956		2,976		3,439		4,145		4,572		(1)%	(35)%
Total allowance for loan losses plus reserve for unfunded commitments	$258,666		$264,910		$268,657		$281,108		$286,316		(2)%	(10)%

Allowance for Loan Losses
Regional Banking	$125,440		$124,627		$120,161		$128,210		$142,060		1%	(12)%
Non-Strategic	130,270		137,307		145,057		148,753		139,684		(5)%	(7)%
Corporate (e)	NM		NM		NM		NM		NM		NM	NM

Total allowance for loan losses	$255,710		$261,934		$265,218		$276,963		$281,744		(2)%	(9)%

Nonperforming Assets
Regional Banking
Nonperforming loans (f)	$118,507		$135,902		$124,824		$131,834		$152,477		(13)%	(22)%
Foreclosed real estate (g) (h) (i)	33,594		34,561		13,142		13,726		16,000		(3)%	NM

Total Regional Banking (i)	$152,101		$170,463		$137,966		$145,560		$168,477		(11)%	(10)%

Non-Strategic
Nonperforming loans (f)	$164,534		$173,705		$129,240		$133,286		$150,635		(5)%	9%
Nonperforming loans held-for-sale before fair value adjustments (j)	143,972		140,790		129,730		110,567		94,265		2%	53%
Foreclosed real estate (g)	16,437		16,781		19,513		28,041		34,589		(2)%	(52)%

Total Non-Strategic	$324,943		$331,276		$278,483		$271,894		$279,489		(2)%	16%

Corporate
Nonperforming loans	$5,001		$4,526		$1,936		$1,915		$2,426		10%	NM

Total nonperforming assets (i) (k)	$482,045		$506,265		$418,385		$419,369		$450,392		(5)%	7%

Net Charge-Offs
Regional Banking	$4,347		$8,735		$5,564		$12,623		$16,927		(50)%	(74)%
Non-Strategic	11,877		9,549		21,181		7,158		62,380		24%	(81)%

Total net charge-offs (b) (c)	$16,224		$18,284		$26,745		$19,781		$79,307		(11)%	(80)%

Consolidated Key Ratios (l)
NPL % (f)	1.87%		1.94%		1.61%		1.60%		1.85%
NPA % (f) (h)	2.19		2.25		1.81		1.84		2.15
Net charge-offs % (b) (c)	0.41		0.46		0.67		0.48		1.92
Allowance / loans	1.66		1.62		1.67		1.66		1.71
Allowance / NPL	0.89	x	0.83	x	1.04	x	1.04	x	0.92	x
Allowance / NPA	0.76	x	0.72	x	0.92	x	0.90	x	0.79	x
Allowance / charge-offs (b) (c)	3.97	x	3.57	x	2.45	x	3.52	x	0.89	x

Other
Loans past due 90 days or more (m)	80,923		$73,027		$87,177		$86,017		$82,953		11%	(2)%
Guaranteed portion (m)	41,945		38,123		40,117		36,633		35,397		10%	18%
Foreclosed real estate from government insured loans	21,596		18,560		22,017		18,923		20,190		16%	7%
Period-end loans, net of unearned income (millions) (i)	15,409		16,198		15,890		16,709		16,524		(5)%	(7)%
Remaining unfunded commitments (millions)	9,049		8,425		8,487		7,993		7,891		7%	15%

NM - Not meaningful

*	Amount is less than one percent.
(a)	3Q12 includes approximately $30 million of loan loss provision associated with the implementation of regulatory guidance related to discharged bankruptcies.
(b)	4Q12 charge-offs reflect lower loss estimate for discharged bankruptcies based on the loan-level data obtained from new appraisals in fourth quarter.
(c)	3Q12 includes approximately $40 million of charge-offs associated with the implementation of regulatory guidance related to discharged bankruptcies.
(d)	Restricted balances parenthetically presented are as of September 30, 2013.
(e)	The valuation adjustment taken upon exercise of clean-up calls includes expected losses.
(f)	2Q13 NPLs increased largely due to the impact of placing second liens on nonaccrual based on 3rd party data obtained on the performance status of non-FHN serviced first liens.
(g)	Excludes foreclosed real estate from government-insured mortgages.
(h)	3Q13 and 2Q13 includes approximately $21 million and $23 million respectively, of MNB foreclosed real estate.
(i)	2Q13 balance has been re-presented due to purchase accounting adjustments made in 3Q13.
(j)	The average negative fair value mark was approximately 53% of unpaid principal balance as of 3Q13.
(k)	3Q13 and 2Q13 includes approximately $65 million and $62 million respectively, of second liens on nonaccrual behind first liens with performance issues.
(l)	See Glossary of Terms for definitions of Consolidated Key Ratios.
(m)	Includes loans held-for-sale.

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											3Q13 Changes vs.
	3Q13		2Q13		1Q13		4Q12		3Q12		2Q13	3Q12
Key Portfolio Details
C&I
Period-end loans ($ millions) (a)	$7,747		$8,368		$8,091		$8,797		$8,466		(7)%	(8)%

30+ Delinq. % (b)	0.11%		0.13%		0.17%		0.22%		0.30%
NPL %	1.33		1.45		1.40		1.39		1.78
Charge-offs % (qtr. annualized)	0.08		0.14		0.10		0.24		0.25

Allowance / loans %	1.18%		1.12%		1.06%		1.09%		1.26%
Allowance / charge-offs	14.16	x	8.34	x	10.94	x	4.84	x	5.17	x

Commercial Real Estate
Period-end loans ($ millions) (c)	$1,174		$1,219		$1,117		$1,168		$1,230		(4)%	(5)%

30+ Delinq. % (b)	0.60%		0.54%		0.42%		0.39%		0.26%
NPL %	2.13		2.74		3.46		3.90		5.18
Charge-offs % (qtr. annualized)	NM		NM		0.26		0.07		1.00

Allowance / loans % (d)	0.94%		1.14%		1.36%		1.71%		2.22%
Allowance / charge-offs	NM		NM		5.08	x	23.76	x	2.14	x

Consumer Real Estate
Period-end loans ($ millions)	$5,458		$5,549		$5,590		$5,689		$5,736		(2)%	(5)%

30+ Delinq. % (b)	1.05%		1.10%		1.21%		1.36%		1.46%
NPL % (e)	2.23		2.15		1.21		1.13		0.96
Charge-offs % (qtr. annualized) (f) (g)	0.87		0.96		1.33		0.68		4.54

Allowance / loans %	2.21%		2.18%		2.35%		2.27%		2.02%
Allowance / charge-offs (f) (g)	2.54	x	2.26	x	1.75	x	3.31	x	0.44	x

Permanent Mortgage
Period-end loans ($ millions) (h)	$698		$746		$793		$766		$806		(6)%	(13)%

30+ Delinq. % (b)	2.48%		2.51%		2.16%		2.28%		2.86%
NPL %	5.30		5.14		4.37		4.27		4.22
Charge-offs % (qtr. annualized)	0.29		0.62		1.64		0.95		1.06

Allowance / loans %	3.66%		3.63%		3.21%		3.26%		3.17%
Allowance / charge-offs	12.26	x	5.64	x	1.93	x	3.32	x	2.98	x

Credit Card and Other
Period-end loans ($ millions)	$332		$316		$299		$289		$286		5%	16%

30+ Delinq. % (b)	1.11%		1.00%		1.25%		1.45%		1.43%
NPL %	0.42		0.54		0.57		0.59		0.64
Charge-offs % (qtr. annualized)	2.61		2.22		3.25		4.00		3.37

Allowance / loans %	2.09%		2.07%		2.38%		2.39%		2.22%
Allowance / charge-offs	0.82	x	0.97	x	0.75	x	0.60	x	0.68	x

NM - Not meaningful

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	2Q13 balance has been re-presented due to purchase accounting adjustments made in 3Q13.
(b)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(c)	2Q13 increase is related to MNB acquisition.
(d)	2Q13 decline is related to MNB loans that were acquired at fair value and that do not carry an allowance.
(e)	NPL levels affected by the impact of placing second liens on nonaccrual based on 3rd party data obtained on the performance status of non-FHN serviced first liens in 2Q13.
(f)	4Q12 charge-offs reflect favorable adjustment for lower loss estimate for discharged bankruptcies based on the loan-level data obtained from new appraisals in fourth quarter.
(g)	3Q12 includes the impact of charge-offs associated with the implementation of regulatory guidance related to discharged bankruptcies.
(h)	1Q13 increase relates to exercise of cleanup calls.

FHN ASSET QUALITY: REGIONAL BANKING

Quarterly, Unaudited

											3Q13 Changes vs.
	3Q13		2Q13		1Q13		4Q12		3Q12		2Q13	3Q12
Total Regional Banking
Period-end loans ($ millions) (a)	$12,039		$12,634		$12,127		$12,819		$12,462		(5)%	(3)%

30+ Delinq. % (b)	0.35%		0.31%		0.36%		0.38%		0.45%
NPL %	0.98		1.08		1.03		1.03		1.22
Charge-offs % (qtr. annualized)	0.14		0.29		0.18		0.41		0.55

Allowance / loans %	1.04%		0.99%		0.99%		1.00%		1.14%
Allowance / charge-offs	7.27	x	3.56	x	5.32	x	2.55	x	2.11	x

Key Portfolio Details
C&I
Period-end loans ($ millions) (a)	$7,254		$7,865		$7,580		$8,262		$7,929		(8)%	(9)%

30+ Delinq. % (b)	0.12%		0.13%		0.17%		0.23%		0.32%
NPL %	0.92		0.96		0.89		0.85		0.97
Charge-offs % (qtr. annualized)	0.07		0.27		0.10		0.26		0.29

Allowance / loans %	1.06%		0.99%		0.92%		0.95%		1.05%
Allowance / charge-offs	15.09	x	3.81	x	8.71	x	3.87	x	3.71	x

Commercial Real Estate
Period-end loans ($ millions) (c)	$1,164		$1,202		$1,098		$1,148		$1,202		(3)%	(3)%

30+ Delinq. % (b)	0.61%		0.55%		0.43%		0.40%		0.27%
NPL %	1.87		2.38		3.01		3.46		4.56
Charge-offs % (qtr. annualized)	NM		NM		0.34		0.35		1.08

Allowance / loans % (d)	0.88%		1.03%		1.25%		1.60%		2.09%
Allowance / charge-offs	NM		NM		3.59	x	4.29	x	1.89	x

Consumer Real Estate
Period-end loans ($ millions)	$3,291		$3,253		$3,152		$3,121		$3,047		1%	8%

30+ Delinq. % (b)	0.66%		0.58%		0.68%		0.65%		0.75%
NPL % (e)	0.90		0.97		0.74		0.67		0.63
Charge-offs % (qtr. annualized) (f)	0.14		0.31		0.07		0.51		0.78

Allowance / loans %	0.95%		0.87%		0.96%		0.81%		0.91%
Allowance / charge-offs (f)	6.84	x	2.85	x	13.36	x	1.59	x	1.18	x

Credit Card, Permanent Mortgage, and Other
Period-end loans ($ millions)	$330		$314		$297		$288		$284		5%	16%

30+ Delinq. % (b)	1.29%		1.14%		1.40%		1.45%		1.40%
NPL %	0.20		0.20		0.34		0.35		0.37
Charge-offs % (qtr. annualized)	2.52		2.03		2.94		3.42		2.92

Allowance / loans %	2.04%		2.02%		2.26%		2.21%		2.13%
Allowance / charge-offs	0.83	x	1.03	x	0.79	x	0.65	x	0.75	x

ASSET QUALITY: CORPORATE
Permanent Mortgage
Period-end loans ($ millions) (g)	$185		$205		$229		$180		$201		(10)%	(8)%

30+ Delinq. % (b)	2.05%		1.83%		2.55%		1.83%		2.12%
NPL %	2.70		2.21		0.84		1.06		1.21
Charge-offs % (qtr. annualized)	NM		NM		NM		NM		NM

Allowance / loans %	NM		NM		NM		NM		NM
Allowance / charge-offs	NM		NM		NM		NM		NM

NM - Not meaningful

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	2Q13 balance has been re-presented due to purchase accounting adjustments made in 3Q13.
(b)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(c)	2Q13 increase is related to MNB acquisition.
(d)	2Q13 decline is related to MNB loans that were acquired at fair value and that do not carry an allowance.
(e)	NPL levels affected by the impact of placing second liens on nonaccrual based on 3rd party data obtained on the performance status of non-FHN serviced first liens in 2Q13.
(f)	3Q12 includes the impact of charge-offs associated with the implementation of regulatory guidance related to discharged bankruptcies.
(g)	1Q13 increase relates to exercise of cleanup calls.

FHN ASSET QUALITY: NON-STRATEGIC

Quarterly, Unaudited

											3Q13 Changes vs.
	3Q13		2Q13		1Q13		4Q12		3Q12		2Q13	3Q12
Total Non-Strategic
Period-end loans ($ millions)	$3,185		$3,359		$3,534		$3,710		$3,861		(5)%	(18)%

30+ Delinq. % (a)	1.53%		1.70%		1.62%		1.92%		2.06%
NPL % (b)	5.17		5.17		3.66		3.59		3.90
Charge-offs % (qtr. annualized)	1.44		1.11		2.36		0.75		6.19

Allowance / loans %	4.09%		4.09%		4.10%		4.01%		3.62%
Allowance / charge-offs	2.76	x	3.58	x	1.69	x	5.22	x	0.56	x

Key Portfolio Details
C&I
Period-end loans ($ millions)	$493		$503		$512		$535		$537		(2)%	(8)%

30+ Delinq. % (a)	0.04%		0.04%		0.08%		—%		*
NPL %	7.36		9.13		8.95		9.82		13.65
Charge-offs % (qtr. annualized)	0.27		NM		NM		NM		NM

Allowance / loans %	2.89%		3.14%		3.24%		3.37%		4.37%
Allowance / charge-offs	10.61	x	NM		NM		NM		NM

Commercial Real Estate
Period-end loans ($ millions)	$10		$16		$19		$20		$28		(38)%	(64)%

30+ Delinq. % (a)	—%		—%		—%		—%		0.02%
NPL %	32.16		29.38		29.86		29.00		32.27
Charge-offs % (qtr. annualized)	1.74		NM		NM		NM		NM

Allowance / loans %	7.55%		9.56%		7.58%		8.03%		8.20%
Allowance / charge-offs	2.93	x	NM		NM		NM		NM

Consumer Real Estate
Period-end loans ($ millions)	$2,167		$2,297		$2,438		$2,568		$2,689		(6)%	(19)%

30+ Delinq. % (a)	1.64%		1.84%		1.89%		2.23%		2.26%
NPL % (b)	4.26		3.84		1.83		1.69		1.34
Charge-offs % (qtr. annualized) (c) (d)	1.93		1.84		2.90		0.86		8.58

Allowance / loans %	4.13%		4.03%		4.15%		4.04%		3.28%
Allowance / charge-offs (c) (d)	2.08	x	2.12	x	1.39	x	4.51	x	0.37	x

Permanent Mortgage
Period-end loans ($ millions)	$499		$527		$548		$569		$588		(5)%	(15)%

30+ Delinq. % (a)	2.55%		2.70%		1.91%		2.40%		3.09%
NPL %	6.28		6.31		5.78		5.23		5.20
Charge-offs % (qtr. annualized)	0.41		0.89		2.35		1.29		1.42

Allowance / loans %	5.07%		5.10%		4.62%		4.36%		4.32%
Allowance / charge-offs	12.14	x	5.58	x	1.93	x	3.30	x	2.96	x

Other Consumer
Period-end loans ($ millions)	$16		$16		$17		$18		$19		—%	(16)%

30+ Delinq. % (a)	1.63%		1.99%		2.26%		2.82%		3.59%
NPL %	8.53		10.02		9.61		9.23		9.41
Charge-offs % (qtr. annualized)	2.12		3.72		5.44		9.49		6.92

Allowance / loans %	3.06%		2.85%		2.78%		3.64%		2.37%
Allowance / charge-offs	1.41	x	0.75	x	0.50	x	0.38	x	0.35	x

NM - Not meaningful

*	Amount is less than one percent.

Certain	previously reported amounts have been reclassified to agree with current presentation.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	NPL levels affected by the impact of placing second liens on nonaccrual based on 3rd party data obtained on the performance status of non-FHN serviced first liens in 2Q13.
(c)	4Q12 charge-offs reflect favorable adjustment for lower loss estimate for discharged bankruptcies based on the loan-level data obtained from new appraisals in fourth quarter.
(d)	3Q12 includes the impact of charge-offs associated with the implementation of regulatory guidance related to discharged bankruptcies.

FHN ROLLFORWARDS OF NONPERFORMING LOANS AND ORE INVENTORY

Unaudited

(Millions)	3Q13	2Q13	1Q13	4Q12	3Q12
Commercial NPL Rollforward
Beginning NPLs	$155	$152	$168	$214	$253
+ Additions	—	14	9	10	5
- Resolutions and payments	(25)	(9)	(22)	(29)	(18)
- Net charge-offs	(2)	(2)	(2)	(5)	(8)
- Transfer to ORE	—	—	(1)	—	(2)
- Upgrade to accrual	—	—	—	(22)	(16)

Ending NPLs	$128	$155	$152	$168	$214

(Millions)	3Q13	2Q13	1Q13	4Q12	3Q12
ORE Inventory Rollforward (a)
Beginning balance	$51.3	$32.7	$41.8	$50.6	$48.9
Valuation adjustments	(0.3)	(1.9)	(1.0)	(1.5)	(2.7)

Adjusted balance	51.0	30.8	40.8	49.1	46.2
+ New ORE	4.5	4.0	1.2	7.5	11.9
+ Acquired ORE (b)	—	22.3	—	—	—
+ Capitalized expenses	—	—	—	0.1	0.2
Disposals:
- Single transactions	(5.5)	(5.8)	(9.3)	(13.6)	(7.7)
- Bulk sales	—	—	—	(1.3)	—

Ending balance	$50.0	$51.3	$32.7	$41.8	$50.6

(a)	ORE excludes foreclosed assets related to government insured mortgages.
(b)	2Q13 balance has been re-presented due to purchase accounting adjustments made in 3Q13.

FHN: PORTFOLIO METRICS

Unaudited

C&I Portfolio: $7.7 Billion (50.3% of Total Loans) as of September 30, 2013

% OS
General Corporate, Commercial, and Business Banking Loans	85%
Loans to Mortgage Companies	9%
Trust Preferred Loans	5%
Bank Holding Company Loans	1%

Consumer Real Estate (primarily Home Equity) Portfolio: $5.5 Billion (35.4% of Total Loans)

Origination LTV and FICO for Portfolio as of September 30, 2013	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	11%	23%	17%	8%
FICO score 720-739	2%	4%	4%	2%
FICO score 700-719	1%	4%	4%	2%
FICO score 660-699	2%	4%	4%	3%
FICO score 620-659	—%	1%	1%	1%
FICO score less than 620	—%	1%	—%	1%

Origination LTV and FICO for Portfolio - Regional Banking as of September 30, 2013	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	13%	24%	18%	10%
FICO score 720-739	1%	4%	3%	2%
FICO score 700-719	1%	3%	2%	2%
FICO score 660-699	1%	4%	3%	2%
FICO score 620-659	1%	1%	1%	1%
FICO score less than 620	1%	1%	1%	1%

Origination LTV and FICO for Portfolio - Non-Strategic as of September 30, 2013	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	8%	22%	15%	5%
FICO score 720-739	2%	6%	5%	2%
FICO score 700-719	2%	6%	6%	2%
FICO score 660-699	2%	5%	4%	3%
FICO score 620-659	—%	1%	1%	1%
FICO score less than 620	—%	—%	—%	1%

Consumer Real Estate Portfolio Detail:

		Origination Characteristics
Vintage	Balances ($B)	W/A Age (mo.)	CLTV	FICO		% TN	% 1st lien
pre-2003	$0.1	142	78%	705		44%	32%
2003	$0.2	123	76%	724		32%	38%
2004	$0.5	110	80%	724		21%	27%
2005	$0.7	98	81%	729		17%	16%
2006	$0.6	87	78%	732		21%	16%
2007	$0.7	75	80%	737		25%	19%
2008	$0.3	64	75%	745		71%	51%
2009	$0.2	52	72%	748		87%	58%
2010	$0.3	38	81%	750		92%	74%
2011	$0.5	26	77%	760		90%	86%
2012	$0.9	15	76%	763		89%	91%
2013	$0.5	4	77%	759		88%	89%
Total	$5.5	62	78%	743	(a)	54%	50%

(a)	743 average portfolio origination FICO; 736 weighted average portfolio FICO (refreshed).

Permanent Mortgage Portfolio: $.7 Billion (4.5% of Total Loans) (a) (b)

	Loan-to-Value
	<= 60%	>60% - <=80%	>80% - 90%	>90%
Origination LTV for Portfolio as of September 30, 2013 :	18%	71%	5%	6%

(a)	Documentation type: 71% full doc; 24% stated; 5% other.
(b)	Product type: 71% jumbo; 12% Alt A; 17% other.

FHN NON-GAAP TO GAAP RECONCILIATION

Quarterly, Unaudited

(Thousands)	3Q13	2Q13	1Q13	4Q12	3Q12
Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP) (a)	$2,433,293	$2,546,408	$2,599,727	$2,509,206	$2,531,888
Less: Noncontrolling interest (a) (b)	295,431	295,431	295,257	295,165	295,165
Less: Preferred stock	95,624	95,624	95,624	—	—

(B) Total common equity	$2,042,238	$2,155,353	$2,208,846	$2,214,041	$2,236,723
Less: Intangible assets (GAAP) (a) (c)	162,695	163,623	156,014	156,942	157,921

(C) Tangible common equity (Non-GAAP) (a)	$1,879,543	$1,991,730	$2,052,832	$2,057,099	$2,078,802
Less: Unrealized gains on AFS securities, net of tax	11,153	9,439	48,591	55,250	63,923

(D) Adjusted tangible common equity (Non-GAAP) (a) (d)	$1,868,390	$1,982,291	$2,004,241	$2,001,849	$2,014,879

Tangible Assets (Non-GAAP)
(E) Total assets (GAAP) (a)	$24,193,341	$25,130,941	$25,166,427	$25,520,140	$25,739,830
Less: Intangible assets (GAAP) (a) (c)	162,695	163,623	156,014	156,942	157,921

(F) Tangible assets (Non-GAAP) (a)	$24,030,646	$24,967,318	$25,010,413	$25,363,198	$25,581,909

Period-end Shares Outstanding
(G) Period-end shares outstanding	236,328	240,555	241,225	243,598	247,134

Tier 1 Common (Non-GAAP)
(H) Tier 1 capital (e) (f)	$2,555,141	$2,712,399	$2,738,558	$2,640,776	$2,641,392
Less: Noncontrolling interest - FTBNA preferred stock (b) (g)	294,816	294,816	294,816	294,816	294,816
Less: Preferred Stock	95,624	95,624	95,624	—	—
Less: Trust preferred (h)	200,000	200,000	200,000	200,000	200,000

(I) Tier 1 common (Non-GAAP)	$1,964,701	$2,121,959	$2,148,118	$2,145,960	$2,146,576

Risk Weighted Assets
(J) Risk weighted assets (e) (f)	$19,275,100	$20,460,353	$20,231,850	$20,153,430	$20,082,979

Ratios
(C)/(F) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP) (a)	7.82%	7.98%	8.21%	8.11%	8.13%
(A)/(E) Total equity to total assets (GAAP)	10.06%	10.13%	10.33%	9.83%	9.84%
(C)/(G) Tangible book value per common share (Non-GAAP) (a)	$7.95	$8.28	$8.51	$8.44	$8.41
(B)/(G) Book value per common share (GAAP)	$8.64	$8.96	$9.16	$9.09	$9.05
(I)/(J) Tier 1 common to risk weighted assets (Non-GAAP) (e)	10.19%	10.37%	10.62%	10.65%	10.69%
(H)/(E) Tier 1 capital to total assets (GAAP) (e)	10.56%	10.79%	10.88%	10.35%	10.26%
(D)/(J) Adjusted tangible common equity to risk weighted assets (“TCE/RWA”) (Non-GAAP) (a) (d) (e)	9.69%	9.69%	9.91%	9.93%	10.03%

Net interest income adjusted for impact of fully taxable equivalent (“FTE”) (Non-GAAP)
Regional Banking
Net interest income (GAAP)	$148,511	$147,324	$146,068	$153,889	$151,136
FTE adjustment	1,806	1,756	1,670	1,645	1,555

Net interest income adjusted for impact of FTE (Non-GAAP)	$150,317	$149,080	$147,738	$155,534	$152,691

Capital Markets
Net interest income (GAAP)	$3,756	$4,031	$3,900	$4,248	$4,753
FTE adjustment	81	149	109	186	175

Net interest income adjusted for impact of FTE (Non-GAAP)	$3,837	$4,180	$4,009	$4,434	$4,928

Corporate
Net interest income (GAAP)	$(10,333)	$(9,963)	$(8,621)	$(8,998)	$(6,096)
FTE adjustment	7	8	8	11	22

Net interest income adjusted for impact of FTE (Non-GAAP)	$(10,326)	$(9,955)	$(8,613)	$(8,987)	$(6,074)

Non-Strategic
Net interest income (GAAP)	$16,904	$18,627	$20,035	$21,459	$23,672
FTE adjustment	—	—	—	—	—

Net interest income adjusted for impact of FTE (Non-GAAP)	$16,904	$18,627	$20,035	$21,459	$23,672

Total Consolidated
Net interest income (GAAP)	$158,838	$160,019	$161,382	$170,598	$173,465
FTE adjustment	1,894	1,913	1,787	1,842	1,752

Net interest income adjusted for impact of FTE (Non-GAAP)	$160,732	$161,932	$163,169	$172,440	$175,217

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	2Q13 balance has been re-presented due to purchase accounting adjustments made in 3Q13.
(b)	Included in Total equity on the Consolidated Balance Sheet.
(c)	Includes goodwill and other intangible assets, net of amortization.
(d)	See Glossary of Terms for definition of ratio.
(e)	Current quarter is an estimate.
(f)	Defined by and calculated in conformity with bank regulations.
(g)	Represents FTBNA preferred stock included in noncontrolling interest.
(h)	Included in Term borrowings on the Consolidated Balance Sheet.

FHN GLOSSARY OF TERMS

Adjusted Tangible Common Equity to Risk Weighted Assets: Common equity excluding intangible assets and unrealized gains/losses on available-for-sale securities divided by risk weighted assets.

Core Businesses: Management treats regional banking, capital markets, and corporate as FHN’s core businesses. Non-strategic has significant legacy assets and operations that are being wound down.

Discharged Bankruptcies: Residential real estate secured loans where the borrower has been discharged from personal liability through bankruptcy proceedings. Such loans that have not been reaffirmed by the borrower are charged down to estimated collateral value less disposition costs (net realizable value) and are reported as nonaccruing TDRs.

Lower of Cost or Market (“LOCOM”): A method of accounting for certain assets by recording them at the lower of their historical cost or their current market value.

Restricted Real Estate Loans: Restricted loans that are assets of a consolidated variable interest entity that can be used only to settle obligations of the consolidated variable interest entity.

Troubled Debt Restructuring (“TDR”): A restructuring of debt whereby a creditor for economic or legal reasons related to the borrower’s financial difficulties grants a concession to the borrower that it would not otherwise consider. Such concession is granted in an attempt to protect as much of the creditor’s investment as possible by increasing the probability of repayment.

Asset Quality - Consolidated Key Ratios

NPL %: Ratio is nonperforming loans in the loan portfolio to total period-end loans.

NPA %: Ratio is nonperforming assets related to the loan portfolio to total period-end loans plus foreclosed real estate and other assets.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans.

Allowance / loans: Ratio is allowance for loan losses to total period-end loans.

Allowance / NPL: Ratio is allowance for loan losses to nonperforming loans in the loan portfolio.

Allowance / NPA: Ratio is allowance for loan losses to nonperforming assets related to the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan losses to annualized net charge-offs.

First Horizon National Corporation Third Quarter 2013 Earnings October 18, 2013

2
Portions of this presentation use non-GAAP financial information. Each of those portions is so noted, and a reconciliation of that non-GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation.
This presentation contains forward-looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “believe”,“expect”,“anticipate”,“intend”,“estimate”,
“should”,“is likely”,“will”,“going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward-looking information. These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10-Q and 10-K. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

Mortgage repurchase provision of $200mm in 3Q13
Change in GSE-related repurchase assumptions related to agreement in principle
Consolidated expenses, excluding the $200mm repurchase provision, declined 11%³
Annualized target of less than $925mm of total expenses by year end 2013
Regional Banking efficiency ratio improved 385bps to 62%
Regional Banking revenue per FTE up 1%
3
3Q13 Accomplishments
Core Businesses Produce Solid Results
Optimize
Business Mix for
Profitability &
Returns
Improve
Productivity
& Efficiency
Tier 1 ratio at 13.3%
Tier 1 Common at 10.2%
Repurchased $50mm or 4.4 million common shares in 3Q13, resulting in $263mm or 28 million total shares repurchased since October 2011
$40mm of 3Q13 repurchases were related to the 2Q13 repurchase arrangement
Core Businesses’
ROTCE at 11.3% and ROA at 0.98%¹
Regional Banking pre-tax pre-provision net revenue at $81mm, up 10%²
Regional Banking average loans flat and average core deposits up 1%
Consolidated average loans down 5%, due to Non-Strategic run-off of 18%
FTN Financial fixed income average daily revenues at $850k
Net charge-offs declined $63mm
3Q12 included ~$40 million of NCOs associated with the implementation of regulatory guidance related to discharged bankruptcies
Deploy Capital
In Disciplined
Manner
4
All data is 3Q13 compared to 3Q12 unless otherwise noted. All non-GAAP numbers are reconciled in the appendix.
1 Core Businesses include the Regional Banking, Capital Markets, and Corporate segments. Core ROTCE and ROA are annualized, non-GAAP, and an average of quarters 4Q12-3Q13.
2 Pre-tax pre-provision net revenue is a non-GAAP number.
3
3Q13 excludes $200mm of repurchase expense and is a non-GAAP number. 4 Tier 1 and Tier 1 Common: current quarter is estimate;
Tier 1 Common is a non-GAAP number. 5 Does not include an average $0.004 per share broker commission paid in 3Q13 and an average $0.022 per share broker commission paid since October 2011.
Volume weighted average price per share of $11.33 in 3Q13 and $9.24 since October 2011
5

4
#1 Deposit Market Share in Tennessee
First Tennessee Bank Grew Deposits Faster Than Overall Footprint Market
FDIC Deposit Market Share
Source: FDIC.  Data as of 6.30.13.
Numbers and percentages may not add to total due to rounding.
The East Tennessee market includes the acquisition of Mountain National Bank.
Market
FHN Market Share
2013 FHN Deposits
YOY Deposit Growth
2013 2012 FHN Overall Market
West Tennessee
$7.4B 32.3% 31.7%
East Tennessee
$6.7B 23.4% 21.4%
Middle Tennessee
$3.0B 7.8% 7.4%
Tennessee
Footprint
$17.1B 18.9% 18.0%
Market
Rank
#1
#1
#5
#1
3.8% 2.0%
6.1% 3.0%
7.0% 1.7%
5.3% 0.2%

Core Businesses[1]

First Horizon National Corporation

Core Business Relative Positioning
Core Businesses Continue to Deliver Solid Results
Balance Sheet Positioned to Benefit from Rising Rates
TTM
Returns
Key TTM
Bonefish
Metrics
ROTCE
²
ROA
²
Capital ratios remain above
normalized Bonefish capital levels
NIM
²
NCO %
²
Fee Income %
Efficiency Ratio
In line with long-term Bonefish
targets
FTN Financial significant differentiator
vs peers
In line with long-term Bonefish
targets
Core efficiency ratio of 76%
A 200bps rise in rates would have
resulted in an efficiency ratio of 72%
Significant latent income embedded in
balance sheet
A 200bps rise in rates would have
improved NII by ~$70mm annually
4
5
All non-GAAP numbers are reconciled in the appendix. 1 Core Businesses include Regional Banking,
Capital Markets, and Corporate. All core data is non-GAAP. Trailing 12 Months (TTM) is an average of quarters 4Q12-3Q13, which is non-GAAP. 2 ROTCE, ROA, NIM, and NCO/Average Loans are annualized. ROTCE is a non-GAAP number. 3 Asset weighted last four quarter average as of 2Q13. Peers defined in appendix. 4 All else equal, a 200bps rate shock results in ~$70mm increase in Core Businesses annual NII (see slide 12), as Non-Strategic is interest rate neutral. Core estimates are non-GAAP.
FHN Favorable Peers
³
FHN Unfavorable
11.3%
10.9%
0.98%
1.06%
3.21%
3.53%
0.25%
0.49%
49%
31%
76%
65%
4

FINANCIAL RESULTS 6

Net income available to common shareholders at
$(107)mm with diluted EPS of $(0.45), due to $(0.64)
per share negative impact of mortgage repurchase
provision
Revenue increased $7mm or 2%
FTN Financial revenue down $4mm or 6% due to
market conditions
Mortgage banking noninterest income up $9mm
driven by a valuation mark related to the
servicing sale
NII relatively stable and NIM up 1bp
Expense at $434mm, including $200mm of
repurchase provision
Total provision down $5mm to $10mm
Net charge-offs down 11% to $16mm
Regional Banking NCOs of $4mm or 14bps²
Regional Banking loans flat
Loans to mortgage companies down 17%
Non-Strategic loans down 5%
7
Linked Quarter Comparison
Numbers and percentages may not add to total due to rounding. All data is 3Q13 compared to 2Q13 unless otherwise noted.
1 Core Businesses include the Regional Banking, Capital Markets, and Corporate segments. Core Businesses Net Income Available to Common is a non-GAAP number and reconciled on slide 10.
2 Net charge-off % is annualized. NM – Not meaningful. *Amount is less than 1%.
3 PPNR: Pre-tax pre-provision net revenue is a non-GAAP number and is reconciled to pre-tax income in the table.
3Q13 Consolidated Results
Consolidated Net Loss of $107 Driven by Non-Strategic Segment;
Core Businesses Net Income Available to Common of $41mm¹
2Q13 3Q12
Income Statement
($ in millions)
Net interest income $159 $160 $173 (1)% (8)%
Noninterest income $150 $143 $164 5% (8)%
Total revenue $309 $303 $337 2% (8)%
Noninterest expense $434 $227 $263 91% 65%
PPNR
3
($124) $75 $74 NM NM
Provision $10 $15 $40 (33)% (75)%
Pre-tax income ($134) $60 $34 NM NM
Taxes ($31) $15 $5 NM NM
Net income ($103) $45 $29 NM NM
Net income available
to common shareholders
($107) $41 $26 NM NM
Common Stock Data
Diluted shares
(in millions)
237 241 248 (2)% (5)%
Diluted EPS -$0.45 $0.17 $0.10 NM NM
Balance Sheet
($ in billions)
Total average loans $15.7 $15.9 $16.4 (2)% (5)%
Total average deposits $16.6 $16.2 $15.8 3% 5%
Efficiency
Efficiency Ratio NM 75% 78%
2Q13 3Q12 3Q13
3Q13 vs
Total average loans down 2%

GSE-Related Mortgage Repurchase
Change in Assumptions Results in Provision Expense
2005-2008 GSE originations Vintage
8
October 2013 FHN View
Selection
Criteria
“Historical” selections
Seriously delinquent loans
Liquidated loans
Adds 2000-2004 originations
Expanded scope of selections
Added estimate of future losses from
other loan populations
Early stage delinquencies
Modifications
Loans determined to have higher
probability of default
June 2012 – September 2013 FHN View

$350mm
$280
$210
$140
$70
$0
$123
$30
$200
$293
2Q13 Ending Reserve
3Q13 Net Realized Losses
3Q13 Provision
3Q13 Ending Reserve

FIRST HORIZON NATIONAL CORPORATION

9
Mortgage Repurchase Reserve
($ in millions)
Beginning Balance
Net Realized Losses
Ending Balance
Provision
3Q13
$123
$(30)
$293
$200
3Q12
$360
$(68)
$292
$0
4Q12
$292
$(60)
$232
$0
1Q13
$232
$(48)
$184
$0
2Q13
$184
$(61)
$123
$0
Estimated Repurchase Reserve Components
Remaining Estimate for Fannie
~$80mm
Other Repurchase-Related Estimates
~$213mm
Future MI Rescissions
Bulk Servicing Sales
Remaining Freddie Estimate
Repurchase Reserve
$293mm
GSE-Related Mortgage Repurchase
Incremental Repurchase Provision Covers Change in Assumptions
1 Terms are subject to Fannie Mae governance and regulatory approvals.
Other
Incremental repurchase provision of $200mm includes:
Agreement in principle with Fannie
Exposure not included in agreement:
Future MI rescissions
Bulk servicing sales
Extrapolation to Freddie
1

3Q13 Segment Highlights
Non-Strategic Repurchase Provision Negatively Impacts Consolidated Results;
Core Businesses Continue to Provide Solid Returns
10
Core Businesses include the Regional Banking, Capital Markets, and Corporate segments. 1 Corporate, Core Businesses, and Consolidated show net income available to common, which reflects $3mm of noncontrolling interest in each quarter and $1.6mm of preferred stock dividends in 3Q13 and 2Q13.
2 Segment EPS impacts are non-GAAP numbers and reconciled in the table. EPS impacts are calculated using the 3Q13 net income column divided by the 237mm basic common shares outstanding.
3 Revenue and expense are as of 3Q13. Revenue includes securities gain / losses. 4 LQ: Linked quarter; 3Q13 compared to 2Q13. Numbers may not add to total due to rounding.
Drivers and Impacts
Revenue³
Expense
Net Income¹
LQ Change
4
$ in millions
$mm
%
3Q13
Per Share
Impact²
$212
$131
$68
$58
$(4)
$22
$33
$222
$276
$211
$309
$434
$3
-$4
$2
$5
$1
$7
$2
-$2
$5
$5
$201
$206
Regional
Banking
Capital
Markets
Corporate¹
Core
Businesses¹
Non-
Strategic
Total¹
3Q13
$48
$6
$(14)
$41
$(148)
$(107)
2Q13
$43
$8
$(12)
$38
$3
$41
3Q12
$45
$13
$(9)
$49
$(23)
$26
$0.20
$0.03
$(0.06)
$0.17
$(0.63)
$(0.45)
3Q13 repurchase provision of $200mm vs $0
in 2Q13
Fixed income ADR flat at $850k
3Q13 noninterest income of $16mm vs $9mm in
2Q13. 3Q13 increase driven by mark to the terms
of servicing sale agreement
3Q13 provision of $5mm vs provision of
$13mm in 2Q13
Decrease in expenses from lower variable
compensation & legal and professional fees
Increase primarily driven by higher
noninterest income
2%
2%
-6%
-3%
-39%
26%
0%
2%
20%
NM
2%
91%

$15B
$12
$9
$6
$3
$0
3Q12
2Q13
3Q13

$1.2B
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
3Q12
2Q13
3Q13
Pipeline
Funded

$16B
$14
$12
$10
$8
3Q13
2Q13
3Q13
Total Average Deposits
Total Average Loans

FIRST HORIZON NATIONAL CORPORATION

11
Numbers/percentages may not add due to rounding.
Regional Banking Commercial Loan
Pipeline & Fundings
Regional Banking Total Average Loans & Deposits
Regional Banking Average Loans
Consumer CRE
C&I (    Loans to Mortgage Companies)
Regional Banking Balance Sheet
Total Regional Banking Average Loans Steady; First Tennessee Gains
#1 Deposit Share in Tennessee as Deposit Growth Outpaces the Market
First Tennessee Bank has the leading deposit market
share in Tennessee
Total average loans flat linked quarter
Commercial loans grew 1%, excluding loans to
mortgage companies
Consumer loans grew 3%
Average loans to mortgage companies down 17%
linked quarter and period end balances down 47%
Utilization rates remain low
Competitive lending environment
Commercial fundings up 5% linked quarter and 4%
year over year

12
Consolidated Balance Sheet & Net Interest Margin Trends
Net Interest Spread Slightly Improves;
Balance Sheet Positioned to Benefit from Rising Rates
450bps
Consolidated Yields and Rates
Net interest spread improved 2bps linked quarter to
356bps in 3Q13
Floating rate loans comprise 65% vs fixed rate
loans at 35%
NII down $1mm linked quarter to $159mm
NIM up slightly linked quarter to 2.97% from 2.96%
Improvement from higher reinvestment rates in
securities portfolio and lower Capital Markets’
inventory somewhat offset by higher average cash
balances at the Fed
No expected material actions to reduce asset sensitivity
Net Interest Income Sensitivity Impact
Net Interest Income and Margin
$200mm
358
360
354 354
356
0
90
180
270
360
3Q12 4Q12 1Q13 2Q13 3Q13
Spread¹
Deposit Rate Loan Yield
$173
$171
$161
$160
$159
3.15%
3.09%
2.95%
2.96%
2.97%
1.8%
2.4%
2.8%
$0
$50
$100
$150
3Q12 4Q12 1Q13 2Q13 3Q13
NII NIM
-1.6%
-$11mm
+1.4%
+$9mm
+5.8%
+$37mm
+11.0%
+$71mm
-3%
0%
3%
6%
9%
12%
Long End
-50bps
Long End
+50bps
+100bps +200bps
3.2%
3.0%
2.6%
2.2%
2.0%
Numbers may not add to total due to rounding.
1 Spread is loan yield minus core deposit rate.
2 Data is as of 9.30.13 and is non-GAAP. Analysis uses FHN’s balance sheet as of 6.30.13. Long End +50bps assumes yield curve spreads widen ~50bps. Long end -50bps assumes yield curve spreads compress ~50bps. Bps impact assumes increase in Fed Funds rate. Non-Strategic is interest rate neutral, thus nearly all the sensitivity impact would be allocated to the Core Businesses.
2

$1.2B
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
-19%1
$1,152mm
$1,053mm
$910mm
$934mm
$925mm
2010Y
3Q12
2Q13
3Q13
4Q13 Goal

FIRST HORIZON NATIONAL CORPORATION

13
Numbers/percentages may not add due to rounding.
1 2010Y excludes $190mm of GSE-related mortgage repurchase expense and is an annual number, therefore is not annualized; 3Q13 excludes $200mm of mortgage repurchase expense.
These are non-GAAP numbers and a reconciliation is provided in the appendix.
Annualized noninterest expense declined 19% from 2010 from broad-based improvement in most categories¹
Annualized consolidated expenses, excluding mortgage provision, down 11% year-over-year¹
Regional Banking efficiency ratio improved 385bps from 3Q12 to 62%
Goal of less than $925mm of annualized run-rate of consolidated expenses by year end 2013
Improving Productivity and Efficiency
FHN Continues to Deliver on Efficiency Goals in Core Businesses
Annualized Noninterest Expense¹

$80mm
$60
$40
$20
$0
-$20
-$40
-$60
1.8%
1.7%
1.6%
1.5%
1.4%
1.3%
1.2%
$40
1.71%
1.66%
1.67%
1.62%
1.66%
$39
$20
$27
$18
$16
$(39)
$(5)
$(12)
$(3)
$(6)
3Q12
4Q12¹
1Q13
2Q13
3Q13
Net Charge-Offs
Reserve Decrease
Reserve % of Loans
Incremental Charge-offs Associated with Bankruptcies²

NPLs
Junior Lien NPLs
ORE
$1.0B
$0.8
$0.6
$0.4
$0.2
$0.0
(9)%
(22)%
(11)%
(2)%
(9)%
(4)%
(7)%
(0)%
21%
(5)%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

FIRST HORIZON NATIONAL CORPORATION

14
Non-Performing Assets
3Q13 net charge-offs of $16mm compared to
$18mm in 2Q13
Regional Banking NCOs down $4mm or 50%
NCOs at 0.14% of average loans³
Non-Strategic NCOs up $2mm or 24%
NCOs at 1.44% of average loans³
Reserves and Net Charge-Offs
Numbers may not add due to rounding. All data is 3Q13 compared to 3Q12 unless otherwise noted.
1 4Q12 charge-offs included a favorable adjustment for lower loss estimate for discharged bankruptcies.
2 3Q12 had $40mm of charge-offs related to discharged bankruptcies per regulatory guidance.
3 Net charge-off % is annualized.
NPAs at $482mm
ORE at $50mm in 3Q13 vs $51mm in 3Q12
NPL levels at $432mm
~$65mm of 3Q13 NPLs are related to compliance
with regulatory guidance associated with the liens
junior to first liens with performance issues
3Q13 NPLs include $144mm of held for sale loans that
carry an average negative fair value mark of ~53%
Asset Quality Trends
Continued Decline in Net Charge-Offs

15
Trailing Twelve Months¹
Consolidated Core Businesses
4
Long-Term Targets
ROTCE²
0.41% 11.33% 15.00 – 20.00%
ROA²
0.12% 0.98% 1.25 - 1.45%
NIM²
2.99% 3.21% 3.50 - 4.00%
Tier 1 Common³
10.46% 8.00 – 9.00%
NCO / Average Loans²
0.51% 0.25% 0.30 - 0.70%
Fee Income / Revenue 48% 49% 40 - 50%
Efficiency Ratio 94% 77% 60 - 65%
Equity / Assets
Return on Assets
1.25% - 1.45%
Risk Adjusted Margin
Return on Tangible
Common Equity
15% - 20%
Total Assets Earning Assets
Pre-tax Income
Tax Rate
Efficiency Ratio
60% - 65%
Annualized Net Charge-Offs
0.30% - 0.70%
Net Interest Margin
3.50% - 4.00%
Tier 1 Common
8% - 9%
% Fee Income
40% - 50%
Building Long-Term Earnings Power: Bonefish Targets
Focused on Growing Our Company Selectively and Profitably While Positioning
Our Balance Sheet for Sustainable, Higher Returns in the Long Term
All non-GAAP numbers are reconciled in the appendix. 1 Average of quarters 4Q12-3Q13 for each metric,which is a non-GAAP number.
2 ROTCE, ROA, NIM, and NCO / Average Loans are annualized. ROTCE is a non-GAAP number.
3 Tier 1 Common: current quarter is an estimate and a non-GAAP number.
4 Core Businesses include Regional Banking, Capital Markets, and Corporate segment. Core data is non-GAAP.

16
Building a Foundation for Long-Term Earnings Power
FHN is successfully executing on key priorities:
1) Building foundation for strong balance sheet
2) Reducing risk profile
3) Optimizing business mix
4) Maintaining asset sensitivity for long-term
5) Expanding and deepening customer relationships
6) Improving productivity and efficiency
7) Smartly managing capital
8) Controlling what we can control in challenging environment
Successfully Executing on Key Priorities
FHN Is Well Positioned For Long-Term Earnings Power

APPENDIX 17

18
3Q13 Credit Quality Summary by Portfolio
Numbers may not add to total due to rounding. Data as of 3Q13. NM: Not meaningful.
1 Creditcard, Permanent Mortgage, and Other. 2 Credit card,OTC, and Other Consumer.
3 Net charge-offs are annualized.
4 Exercised clean-up calls on jumbo securitizations in 1Q13, 3Q12, 2Q11, and 4Q10, which are now on balance sheet in the Corporate segment.
($ in millions)
CRE
HE &
HELOC
Other
1
Total
Permanent
Mortgage
Commercial
(C&I & Other)
CRE
HE &
HELOC
Permanent
Mortgage
Other
2
Total
Period End Loans $7,254 $1,164 $3,291 $330 $12,039 $185 $493 $10 $2,167 $499 $16 $15,409
30+ Delinquency 0.12% 0.61% 0.66% 1.29% 0.35% 2.05% 0.04% 0.00% 1.64% 2.55% 1.63% 0.61%
Dollars $9 $7 $22 $4 $42 $4 $0 $0 $36 $13 $0 $94
NPL % 0.92% 1.87% 0.90% 0.20% 0.98% 2.70% 7.36% 32.16% 4.26% 6.28% 8.53% 1.87%
Dollars $66 $22 $30 $1 $119 $5 $36 $3 $92 $31 $1 $288
Net Charge-offs
3
%
0.07% NM 0.14% 2.52% 0.14% NM 0.27% 1.74% 1.93% 0.41% 2.12% 0.41%
Dollars $1 $0 $1 $2 $4 NM $0 $0 $11 $1 $0 $16
Allowance $77 $10 $31 $7 $125 NM $14 $1 $89 $25 $0 $256
Allowance / Loans % 1.06% 0.88% 0.95% 2.04% 1.04% NM 2.89% 7.55% 4.13% 5.07% 3.06% 1.66%
Allowance / Charge-offs 15.09x NM 6.84x 0.83x 7.27x NM 10.61x 2.93x 2.08x 12.14x 1.41x 3.97x
Regional Banking Non-Strategic
Corporate
4
Commercial
(C&I & Other)

$2.0B
$1.6
$1.2
$0.8
$0.4
$0.0
Period End
Average
$1.6
$1.4
$1.8
$1.5
$1.1
$1.2
$1.4
$1.1
$0.7
$1.0
3Q12
4Q12
1Q13
2Q13
3Q13

5%
4%
3%
2%
1%
0%
5.18%
3.90%
3.46%
2.74%
2.13%
3Q12
4Q12
1Q13
2Q13
3Q13
30+ Delinquencies
Net Charge-Offs¹
NPLs / Total Loans

FIRST HORIZON NATIONAL CORPORATION

19
C&I and Commercial Real Estate Portfolio Detail
Data as of 3Q13. Numbers may not add to total due to rounding.
1 Net charge-off ratios are annualized.
C&I: Loans to Mortgage Companies
$7.7B portfolio, diversified by industry, managed
primarily in Regional Banking
Net charge-offs at $2mm down 42% linked quarter
C&I consolidated reserves of 1.18% at 9/30/13
C&I Overview
Commercial Real Estate: Asset Quality
$1.2B portfolio, which includes Income CRE and
Residential CRE
CRE consolidated reserves of 0.94% at 9/30/13
Commercial Real Estate Overview

Other
31%
Core
Banking
Customers
TN
54%
FL
3%
GA
3%
CA
10%

6%
4%
2%
0%
0.67%
1.57%
2.33%
3.02%
5.63%
>=740
720-739
700-719
660-699
<660

4%
3%
2%
1%
0%
1.46%
3.13%
Retail
Wholesale

3%
2%
1%
0%
1.06%
2.23%
1st Lien
2nd Lien

FIRST HORIZON NATIONAL CORPORATION

20
Home Equity: Performance and Characteristics
Portfolio Characteristics Geographic Distribution
30+ Delinquency: Key Drivers
Data as of 3Q13.
Numbers and percentages may not add due to rounding.
FICO Score-Origination Lien Position Channel
57%
% of portfolio
12% 11% 12% 8% 89% 11%
% of portfolio
50% 50%
% of portfolio
First Second Total
Balance
$2.7B $2.7B $5.5B
Original FICO
751 735 743
Refreshed FICO
750 722 735
Original CLTV
75% 81% 78%
Full Doc
90% 74% 82%
Owner Occupied
91% 92% 92%
HELOCs
$0.7B $2.2B $2.9B
Weighted Average
HELOC Utilization 48% 58% 56%

Industry[1] = 6.06%
3%
2%
1%
0%
1.64%
0.66%
3Q12
4Q12
1Q13
2Q13
3Q13
Regional Banking
Non-Strategic

$75mm
$50
$25
$0
$66[2]
$10[2]
$18
$13
$12
3Q12
4Q12
1Q13
2Q13
3Q13
Regional Banking
Non-Strategic

$4B
$3
$2
25%
20%
15%
10%
5%
0%
16%
19%
20%
20%
18%
3Q12
4Q12
1Q13
2Q13
3Q13
Period End Balance
Constant Pre-Payment Rate (Right Axis)

FIRST HORIZON NATIONAL CORPORATION

21
Consumer Real Estate Portfolio
30+ Delinquency Net Charge-Offs
Non-Strategic Portfolio Run-Off
1 Source: McDash industry data as of July 2013.
2 3Q12 includes $38mm of charge-offs related to regulatory guidance on discharged bankruptcies.
4Q12 charge-offs include a favorable adjustment for lower loss estimate for discharged bankruptcies based on loan-level data obtained from new appraisals in 4Q12.

22
Agency & Non-Agency: Mortgage Origination & Loan Data
Agency and Pipeline
~$70B of Agency originations from 2005 to 2008
Received ~$2.5B¹
of Agency-related repurchase requests to date or
3.6% of originations
Represent 89% of all active repurchase/make whole requests in pipeline at 9/30/13²
Pipeline of requests at $311mm in 3Q13, up 32% from $235mm in
2Q13
$169mm of Agency-related repurchase claims
$23mm of mortgage insurer-related cancellations
$22mm of non-Agency whole loan-related claims
$97mm of other non-repurchase requests
Data as of 3Q13.
1 Requests include MI cancellation notices.
2 Agencies account for 89% of all actual repurchase/make-whole requests in the pipeline as of 3Q13 and 87% of the active pipeline inclusive of PMI cancellation notices and all other claims.
3 FHA insurance claims made after 3/31/12 may be added to investigation
Other Whole Loan Sales and Non-Agency
Represent 11% of all active repurchase/make whole requests in
3Q13 pipeline
Some non-Agency FHN loans were bundled with other companies’
loans and securitized by the purchasers
A trustee for a bundler has commenced a legal action seeking repurchase of FHN loans
Certain purchasers have requested indemnity related to FHN
loans included in their securitizations
Loan file review process regarding certain bundled FHN loans has been initiated
Non-Agency HUD/FHA Investigation
HUD and the US DOJ are investigating FHA insurance claims on insured loans originated by FHN; initial period covers 1/1/06 through 3/31/12³
During that period FHN originated ~50,000 loans with original
UPB of ~$8.6B
Approximately ~48,000 of those originations occurred prior to
9/1/08
FHN had an initial meeting with HUD and DOJ in 2Q13
HUD has reviewed a small sample of loans from the covered period, and its investigation remains incomplete; FHN has commenced its own review
HUD and DOJ have made no demands but could seek up to treble and special damages under the False Claims Act and other laws
FHN does not have the ability now to estimate a reserve or a range of reasonably possible losses
Fannie
Freddie
Total GSE Loans Sold
Ginnie Loans Sold
Total Agency Loans Sold
Total Demands (Request Rate)
Resolved
Cumulative Average Rescission Rate
Average Loss Severity
Realized Losses through 3Q13
Remaining Reserve at 9/30/13
Cumulative Total Losses plus Reserve
GSE Aggregate Expected Loss Ratio
Originations: 2005-2008 Amount
$39.6B
$18.0B
$57.6B
$11.9B
$69.5B
$2.5B / 3.6%
$2.3B
45 - 55%
50 - 60%
~$657mm
$293mm
~$950mm
1.6%

Jumbo
35%
Alt-A
65%

Subprime
41%
Alt-A
43%
Jumbo
16%

9%
91%

29%
71%

FIRST HORIZON NATIONAL CORPORATION

23
Private Label Securitization Exposure Manageable
All data refers to the active 2005-2007 FHN branded private securitizations, unless otherwise noted. Data as of August 2013 with September remits.
Source for all data, except where noted, is LoanPerformance, CPRCDR, Intex, PolyPaths, Bloomberg with company analysis. Cohort (Industry) = Loans of similar type/vintage relevant reference group.
1 Industry source: KDS Global. Includes all deals from 2005-2007.
2 Performance determined by comparing 60D+ and Cumulative Loss ratios at the deal level. 60D+ balances are current UPB. Cumulative loss balances are original UPB.
Originated and securitized $27B of First Horizon
branded private label mortgages from 2005-2007
If any private label securitization (PLS) losses occur,
they should be significantly less than the GSE
experience
More limited reps and warranties
Statutes of limitations
100% of active PLS are older than 5 years, with
99% older than 6 years
Strong relative performance vs industry cohorts
Smaller average securitization size
Origination Mix
FHN
Industry¹
Securitization Performance²
Repurchase Risk Differs For Private Label vs GSEs
Most private label reps and warranties are not as
comprehensive as GSE whole-loan reps and warranties
More difficult for most non-agency investors to
access loan files
Generally requires a coordinated investor effort to
compel trustees to investigate and pursue
repurchase claims
Investor interests are not necessarily aligned
Trustee may initiate loan review and repurchase
process on its own
60 Day+ Delinquencies Cumulative Loss
Outperforming Industry Cohort
Underperforming Industry Cohort
Average
Deal Size:
$342mm $891mm
Key Points
No subprime securitizations

Cumulative Loss 7%
60D+ Delinquent² 4%
Performing UPB 32%
Paid Off 57%
$0.8
$0.6
$0.4
$0.2
$0.0

FIRST HORIZON NATIONAL CORPORATION

FHFA Litigation Securitizations
FHFA Litigation Certificate Breakdown
Numbers and percentages may not add to total due to rounding. Data source: September 2013 Trustee Reports and the FHFA lawsuit filed on 9/2/11.
1 In April 2007, the GSEs purchased the remaining $161mm of UPB in the FHAMS 2005-AA12 IIA1 tranche, as reported in the FHFA lawsuit. This tranche had an origination balance of $213mm.
2 60D+ Delinquent defined as a delinquency status of 60 days or more and also bankruptcies, foreclosures and REO in such status for 60 days or more.
24
$1.0B
$874mm*
*The original balance related to the FHFA lawsuit is $874mm, plus an additional $9mm of cost over par, totaling $883mm
($ in millions)
Alt-A Deal
FHFA-Related
Tranche
Original
UPB
Paid
Off
Current
UPB
Performing
UPB
60D+
Delinquent
Cumulative
Loss
FHAMS 2005-AA9      IIA1 $214 $125 $78 $70 $8 $11
FHAMS 2005-AA10     IA1 $140 $83 $50 $44 $6 $7
FHAMS 2005-AA11     IA1 $129 $70 $47 $42 $5 $11
FHAMS 2005-AA12
¹
IIA1 $161 $76 $71 $60 $11 $14
FHAMS 2006-AA1      IA1 $230 $142 $70 $62 $8 $19
FHFA Total $874 $496 $316 $279 $38 $62

Cumulative Loss 7%
60D+ Delinquent[3] 8%
Performing UPB 33%
Paid Off 52%

FIRST HORIZON NATIONAL CORPORATION

($ in millions)
Deal
FHASI 2005-AR5¹
(Schwab)
Senior $30.0 $19.1 $10.9 $10.1 $0.9 $0.0
FHASI 2007-AR2¹
(Schwab)
Senior $50.0 $31.3 $16.7 $13.9 $2.8 $2.0
FHASI 2006-3
(Western-Southern)
Junior $9.9 $0.5 $2.8 $2.6 $0.2 $6.6
FHASI 2007-5
(Western-Southern)
Junior $7.1 $0.2 $0.0 $0.0 $0.0 $6.9
FHAMS 2007-FA4
(Western-Southern)
Senior $5.1 $0.2 $0.0 $0.0 $0.0 $4.8
FHAMS 2006-FA6
(FDIC Alabama)
Senior $11.1 $2.5 $8.0 $6.0 $2.0 $0.6
FHAMS 2006-FA6
(FDIC Alabama)
Senior $15.2 $4.0 $10.3 $8.3 $2.0 $0.9
FHAMS 2006-FA7
(FDIC Alabama)
Senior $20.7 $5.3 $13.5 $10.8 $2.8 $1.8
FHAMS 2007-FA4¹
(FDIC Alabama)
Senior $14.4 $2.8 $10.2 $7.6 $2.5 $1.4
FHAMS 2007-FA1
(FDIC New York)
Senior $44.5 $11.4 $28.7 $21.9 $6.8 $4.4
FHAMS 2007-FA2
(FDIC New York)
Senior $34.9 $10.4 $21.2 $16.1 $5.1 $3.3
FHAMS 2005-FA8
(FHLB Indemnification)
Senior $100.0 $74.3 $25.7 $21.9 $3.8 $0.0
FHAMS 2007-FA3
(MetLife Indemnification)
Senior $103.0 $56.3 $40.6 $31.7 $8.9 $6.1
FHAMS 2005-FA10²
(Royal Park Indemnification)
Senior $100.0 $60.2 $37.2 $31.3 $5.9 $2.6
FHAMS 2006-FA2¹
(Royal Park Indemnification)
Senior $30.0 $22.4 $6.6 $5.3 $1.3 $1.0
Total $575.7 $300.9 $232.5 $187.4 $45.0 $42.4
Cumulative
Loss
Certificate
Original
UPB
Paid
Off
Current
UPB
Performing
UPB
60D+
Delinquent
Non-FHFA Litigation Securitizations
Non-FHFA Litigation Certificate Breakdown
25
$576mm
Numbers & percentagesmay not add to total due to rounding. Data source: September 2013 Trustee Reports. FHN settled an outstanding complaint with FHLB Chicago 2Q13.
1 The complainants only purchased a portion of these tranches.Original UPB estimated based on the purchase price stated in the complaints. All other metrics prorated based on the ratio of purchase price to the total original UPB of the entire tranche. 2 Royal Park is asking for indemnification on $100mm of the $190mm tranche as stated in the indemnification request.
3 60D+ Delinquent defined as a delinquency status of 60 days or more and also bankruptcies, foreclosures and REO in such status for 60 days or more.

3Q13	
2Q13	
1Q13	
4Q12	
Four Quarter Average[2]	

FIRST HORIZON NATIONAL CORPORATION

Reconciliation to GAAP Financials
Slides in this presentation use non-GAAP information of net income, assets, net interest income, charge-offs, revenue, noninterest income and expense, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP) & is reconciled to GAAP information below.
26
Numbers may not add to total due to rounding.
1 ROA and Net Charge-offs / Average loans are annualized.
2 Average of quarters 4Q12-3Q13.
Return
on Assets¹
Net Interest
Margin
Net Charge-Offs/
Average Loans
1
Fee Income /
Total Revenue
Efficiency
Ratio
Regional Banking (GAAP) 1.49% 4.88% 0.14% 30% 62%
Capital Markets (GAAP) 1.15% 0.88% 0.00% 94% 86%
Corporate (GAAP) -0.72% -1.03% NM NM NM
Core Businesses (Non-GAAP) 0.89% 3.20% 0.14% 49% 76%
Non-Strategic (GAAP) -14.75% 1.85% 1.44% 48%
NM
Consolidated (GAAP) -1.69% 2.97% 0.41% 49% NM
Regional Banking (GAAP) 1.33% 4.87% 0.29% 30% 62%
Capital Markets (GAAP) 1.28% 0.82% 0.00% 94% 83%
Corporate (GAAP) -0.63% -1.06% NM NM NM
Core Businesses (Non-GAAP) 0.84% 3.17% 0.28% 49% 75%
Non-Strategic (GAAP) 0.24% 1.94% 1.11% 32% 78%
Consolidated (GAAP) 0.74% 2.96% 0.46% 47% 75%
Regional Banking (GAAP) 1.54% 4.87% 0.18% 29% 64%
Capital Markets (GAAP) 1.90% 0.76% 0.00% 95% 77%
Corporate (GAAP) -0.53% -0.92% NM NM NM
Core Businesses (Non-GAAP) 1.06% 3.15% 0.18% 50% 74%
Non-Strategic (GAAP) -0.85% 2.00% 2.36% 39% 94%
Consolidated (GAAP) 0.73% 2.95% 0.67% 49% 76%
Regional Banking (GAAP) 1.45% 4.97% 0.41% 29% 66%
Capital Markets (GAAP) 2.08% 0.95% 0.00% 94% 75%
Corporate (GAAP) -0.09% -0.94% NM NM NM
Core Businesses (Non-GAAP) 1.14% 3.33% 0.40% 49% 81%
Non-Strategic (GAAP) -1.32% 2.04% 0.75% 29% 112%
Consolidated (GAAP) 0.69% 3.09% 0.48% 47% 84%
Regional Banking (GAAP) 1.45% 4.90% 0.25% 29% 63%
Capital Markets (GAAP) 1.60% 0.85% 0.00% 95% 80%
Corporate (GAAP) -0.49% -0.99% NM NM NM
Core Businesses (Non-GAAP) 0.98% 3.21% 0.25% 49% 77%
Non-Strategic (GAAP) -4.17% 1.96% 1.42% 37% NM
Consolidated (GAAP) 0.12% 2.99% 0.51% 48% 94%

Reconciliation to GAAP Financials
27
Slides in this presentation use non-GAAP information of risk weighted assets, tangible common equity, net income, non-controlling interest, average common equity, intangibles, and various ratios using those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.
($ in millions)
3Q13 2Q13 1Q13 4Q12
Average
4
Core Businesses Return On Tangible Common Equity
$19,275 $20,460 $20,232 $20,153
$3,547 $3,705 $3,891 $4,018
$15,728 $16,755 $16,341 $16,135
$1,923 $2,038 $2,064 $2,091
$361 $384 $413 $428
$1,561 $1,653 $1,651 $1,663
($107) $41 $41 $41
$41 $38 $50 $56
-22.17% 8.04% 8.05% 7.74% 0.41%
10.37% 9.30% 12.32% 13.34% 11.33%
($9) ($8) ($7) ($1)
$3 $3 $3 $3
$2 $2 $1 $0
($14) ($12) ($11) ($4)
$48 $43 $49 $48
$6 $8 $12 $12
$41 $38 $50 $56
$2,091 $2,197 $2,220 $20,248
$168 $160 $156 $157
$1,923 $2,038 $2,064 $2,091
($107) $41 $41 $41
-22.17% 8.04% 8.05% 7.74% 0.41%
Numbers may not add to total due to rounding. 1 Estimated by applying risk based capital regulations to period end assets.
2 Core Businesses include the Regional Banking, Capital Markets, and Corporate segments.
3 Applies the quarterly consolidated Tier 1 Common ratio to the Non-Strategic risk weighted assets. The 3Q13 Tier 1 Common ratio is an estimate.
4 Average of quarters 4Q12-3Q13.
Total FHN Risk Weighted Assets Estimate
1
(Regulatory GAAP)
Less: Non-Strategic Risk Weighted Assets Estimate
1
(Regulatory Non-GAAP)
Total Core Businesses
2
Risk Weighted Assets Estimate (Non-GAAP)
Total FHN Average Tangible Common Equity (Non-GAAP)
Less: Non-Strategic Allocated Tangible Common Equity at the Tier 1 Common Ratio %
3
(Non-GAAP)
Total Core Businesses
2
Average Tangible Common Equity (Non-GAAP)
FHN Net Income Available to Common (GAAP)
Core Businesses
2
Net Income Available to Common (Non-GAAP)
FHN Annualized Return on Tangible Common Equity (Non-GAAP)
Core Businesses
2
Annualized Return on Tangible Common Equity (Non-GAAP)
Core Businesses Net Income Available to Common
Corporate Net Income (GAAP)
Less: Corporate Non-Controlling Interest (GAAP)
Less: Corporate Preferred Stock Dividends (GAAP)
Corporate Net Income Available to Common (Non-GAAP)
Regional Banking Net Income (GAAP)
Capital Markets Net Income (GAAP)
Core Businesses
2
Net Income Available to Common (Non-GAAP)
Return on Tangible Common Equity
Average Common Equity (GAAP)
Intangibles (GAAP)
Average Tangible Common Equity (Non-GAAP)
FHN Net Income Available to Common (GAAP)
FHN Annualized Return on Tangible Common Equity (Non-GAAP)

Reconciliation to GAAP Financials
Slides in this presentation use non-GAAP information of net interest income, FTE adjustments, revenue, noninterest expense,
FTEs, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP) & is reconciled to GAAP information below.
28
Numbers may not add to total due to rounding.
1 Core Businesses include the Regional Banking, Capital Markets, and Corporate segments.
($ in millions)
3Q13 2Q13 1Q13 4Q12 3Q12
Net Interest Margin
Regional Banking Net interest income (GAAP) $149 $147 $146 $154 $151
Regional Banking FTE adjustment $2 $2 $2 $2 $2
Regional Banking Net interest income adjusted for impact of FTE (Non-GAAP) $150 $149 $148 $156 $153
Capital Markets Net interest income (GAAP) $4 $4 $4 $4 $5
Capital Markets FTE adjustment $0 $0 $0 $0 $0
Capital Markets Net interest income adjusted for impact of FTE (Non-GAAP) $4 $4 $4 $4 $5
Corporate Net interest income (GAAP) ($10) ($10) ($9) ($9) ($6)
Corporate FTE adjustment $0 $0 $0 $0 $0
Corporate Net interest income adjusted for impact of FTE (Non-GAAP) ($10) ($10) ($9) ($9) ($6)
Core Businesses Net interest income (Non-GAAP)1
$142 $141 $141 $149 $150
Core Businesses FTE adjustment (Non-GAAP)
1
$2 $2 $2 $2 $2
Core Businesses Net interest income adjusted for impact of FTE (Non-GAAP)¹
$144 $143 $143 $151 $152
Non-Strategic Net interest income (GAAP) $17 $19 $20 $21 $24
Non-Strategic FTE adjustment $0 $0 $0 $0 $0
Non-Strategic Net interest income adjusted for impact of FTE (Non-GAAP) $17 $19 $20 $21 $24
Consolidated Net interest income (GAAP) $159 $160 $161 $171 $173
Consolidated FTE adjustment $2 $2 $2 $2 $2
Consolidated Net interest income adjusted for impact of FTE (Non-GAAP) $161 $162 $163 $172 $175
Regional Banking Pre-Tax Pre-Provision Net Revenue (PPNR)
Total Revenue (GAAP) $212 $215
Total Noninterest Expense (GAAP) $131 $142
Pre-Tax Pre-Provision Net Revenue (Non-GAAP) $81 $74
Regional Banking Revenue Per FTE ($
in 000s)
Total Revenue (GAAP) $212,395 $215,371
Average FTEs 2,483 2,549
Revenue Per FTE (Non-GAAP) $86 $84

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of equity, assets, tier 1 capital, risk weighted assets, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP)
and is reconciled to GAAP information below.
Numbers may not add to total due to rounding.
1 Includes goodwill and other intangible assets, net of amortization.
2 Current quarter is an estimate.
3 Average of quarters 4Q12-3Q13.
($ in millions)
3Q13 2Q13 1Q13 4Q12 3Q12
Average³
Tangible Common Equity (Non-GAAP)
Total equity (GAAP) $2,433 $2,546 $2,600 $2,509 $2,532
Less: Noncontrolling interest $295 $295 $295 $295 $295
Less: Preferred stock $96 $96 $96 $0 $0
Total common equity $2,042 $2,155 $2,209 $2,214 $2,237
Less: intangible assets (GAAP)¹
$163 $164 $156 $157 $158
Tangible common equity (Non-GAAP) $1,880 $1,992 $2,053 $2,057 $2,079
Less: unrealized gains on AFS securities, net of tax $11 $9 $49 $55 $64
Adjusted tangible common equity (Non-GAAP) $1,868 $1,982 $2,004 $2,002 $2,015
Tangible Assets (Non-GAAP)
Total assets (GAAP) $24,193 $25,131 $25,166 $25,520 $25,740
Less: intangible assets (GAAP)¹
$163 $164 $156 $157 $158
Tangible assets (Non-GAAP) $24,031 $24,967 $25,010 $25,363 $25,582
Tier 1 Common (Non-GAAP)
Tier 1 capital²
$2,555 $2,712 $2,739 $2,641 $2,641
Less: noncontrolling interest - FTBNA preferred $295 $295 $295 $295 $295
Less: Preferred stock $96 $96 $96 $0 $0
Less: trust preferred $200 $200 $200 $200 $200
Tier 1 common (Non-GAAP)²
$1,965 $2,122 $2,148 $2,146 $2,147
Risk Weighted Assets
Risk weighted assets²
$19,275 $20,460 $20,232 $20,153 $20,083
Ratios
Tangible common equity to tangible assets (TCE/TA) (Non-GAAP) 7.82% 7.98% 8.21% 8.11% 8.13% 8.03%
Total equity to total assets (GAAP) 10.06% 10.13% 10.33% 9.83% 9.84% 10.09%
Tier 1 common ratio to risk weighted assets (Non-GAAP)²
10.19% 10.37% 10.62% 10.65% 10.69% 10.46%
Tier 1 capital to total assets (GAAP)²
10.56% 10.79% 10.88% 10.35% 10.26% 10.65%
Tangible common equity to risk weighted assets (TCE/RWA) (Non-GAAP)²
9.75% 9.73% 10.15% 10.21% 10.35% 9.96%
Tangible common equity plus reserves to risk weighted assets (Non-GAAP)²
11.08% 11.01% 11.46% 11.58% 11.75% 11.28%
Total equity plus reserves to total assets (GAAP) 11.11% 11.17% 11.38% 10.92% 10.93% 11.15%
stock

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of tangible common equity, net income, risk weighted assets, FTEs, revenue, expense, and various ratios using those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.
Numbers may not add to total due to rounding.
1 Core Businesses include the Regional Banking, Capital Markets, and Corporate segments.
Peer group includes UBSI, ONB, TRMK, IBKC, BXS, UMBF, BOH, VLY, FULT, WTFC, TCB, SUSQ, HBHC, WBS, CBSH, CFR, ASBC,
SNV, BOKF, FNFG.  Peer data is a four quarter average of each metric from 3Q12-2Q13.
Core Businesses Proforma Efficiency Ratio
($ in millions)
3Q13
Consolidated Revenue (GAAP) $309
Less: Non-Strategic Revenue (GAAP) $33
Core Businesses Revenue (Non-GAAP)
1
$276
Regional Banking Revenue (GAAP) $212
Capital Markets Revenue (GAAP) $68
Corporate Revenue (GAAP) -$4
Core Businesses Revenue (Non-GAAP)
1
$276
Plus: $17.8mm Increase in NII due to 200bps Rates Shock (Non-GAAP) $18
Proforma Core Businesses Revenue (Non-GAAP)
1
$294
Regional Banking Expense (GAAP) $131
Capital Markets Expense (GAAP) $58
Corporate Expense (GAAP) $22
Core Businesses Expense (Non-GAAP)
1
$211
Non-Strategic Expense (GAAP) $222
Consolidated Expense (GAAP) $434
Consolidated Efficiency Ratio (GAAP) 140.2%
Core Businesses Efficiency Ratio (Non-GAAP)
1
76.3%
Core Businesses Proforma Efficiency Ratio (Non-GAAP)
1
71.7%
Adjusted Noninterest Expense
($ in millions)
2010 3Q13
Consolidated Noninterest Expense (GAAP) $1,342 $434
Less: GSE-Related Repurchase Charge (GAAP) $190 $200
Adjusted Consolidated Noninterest Expense (Non-GAAP) $1,152 $234